UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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U.S. Physical Therapy, Inc.
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U. S. PHYSICAL THERAPY, INC.
NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

DATE:	Tuesday, May 17, 2016

TIME:	9:00 a.m. (CDT)

PLACE:	1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042

MATTERS TO BE ACTED ON:

1.	Election of ten directors to serve until the next annual meeting of stockholders.
2.	Advisory vote to approve named executive officer compensation.
3.	Approval of an amendment to the Amended and Restated 2003 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under such plan from 1,750,000 to 2,100,000 and to extend its term to March 25, 2026.
4.	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2016.
5.	Consideration of any other matters that may properly come before the meeting or any adjournments.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ELECTION OF EACH OF THE TEN NOMINEES FOR DIRECTOR, THE NON-BINDING APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION, THE AMENDMENT TO THE AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN, AND THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016.

The Board of Directors has set Friday, April 1, 2016, as the Record Date for the Annual Meeting of Stockholders to be held on May 17, 2016 (the “Annual Meeting”). Only holders of our common stock of record at the close of business on that date will be entitled to notice of and to attend and vote at the Annual Meeting or any adjournments thereof. A complete list of stockholders will be available for examination at the Annual Meeting and at our offices at 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042, for a period of ten days prior to the Annual Meeting.

You are cordially invited to join us at the Annual Meeting. However, to ensure your representation at the Annual Meeting, we request that you return your signed proxy card at your earliest convenience, whether or not you plan to attend the Annual Meeting. Your proxy card will be returned to you if you are present at the Annual Meeting and request its return.

By Order of the Board of Directors,

Richard Binstein, Secretary
April 7, 2016

U.S. PHYSICAL THERAPY, INC.
1300 West Sam Houston Parkway South, Suite 300
Houston, Texas 77042
(713) 297-7000

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 17, 2016

Proxy Statement

This Proxy Statement is being provided to stockholders in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of U.S. Physical Therapy, Inc. (“we”, “us”, “our”, “USPT” or the “Company”) to be held on Tuesday, May 17, 2016 at 9:00 a.m. (central time) at the Company’s principal executive offices located at 1300 West Sam Houston Parkway, Suite 300, Houston, Texas, 77042.

Proxy Solicitation

Your vote and proxy are being solicited by our Board of Directors (“Board of Directors” or “Board”) for use at the Annual Meeting. This Proxy Statement and the enclosed proxy card are being mailed on behalf of our Board of Directors on or about April 11, 2016 to all of our stockholders of record as of the close of business on the record date, Friday, April 1, 2016 (the “Record Date”).

Your presence at the Annual Meeting will not automatically revoke your proxy. You may, however, revoke your proxy at any time prior to its exercise by delivering to us another proxy bearing a later date, by attending the Annual Meeting and voting in person, or by filing a written notice of revocation before the Annual Meeting with Richard Binstein, our Secretary, at our principal executive offices located at 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042. If you receive multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, or are registered in different names. You should vote each of the proxy cards received to ensure that all of your shares are voted.

Your Vote is Important

Whether or not you plan to attend the Annual Meeting, please take time to vote your shares by signing and returning a proxy card as soon as possible.

Proposals To Be Voted On and the Board’s Voting Recommendations

The following four proposals are scheduled to be voted on at the Annual Meeting:

•	Election of ten director nominees.
•	Advisory vote to approve named executive officer compensation.
•	Approve an amendment to the Company’s Amended and Restated 2003 Stock Incentive Plan (the “Stock Incentive Plan”) to increase the number of shares of common stock authorized for issuance under such plan from 1,750,000 to 2,100,000 and to extend its term.
•	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2016.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF: THE ELECTION OF EACH OF THE TEN NOMINEES FOR DIRECTOR, THE NON-BINDING APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION, THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER SUCH PLAN AND TO EXTEND THE TERM OF THE PLAN, AND THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 17, 2016:

We have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a Notice of 2016 Annual Meeting of Stockholders, proxy card and Annual Report for the year ended December 31, 2015, and by notifying you of the availability of our proxy materials on the Internet. The Notice of 2016 Annual Meeting of Stockholders, this Proxy Statement, proxy card and Annual Report for the year ended December 31, 2015 are available at http://www.cstproxy.com/usph/2016. The materials on the website are searchable, readable and printable and the website does not have “cookies” or other tracking devices which identify visitors. To obtain directions to attend the Annual Meeting and vote in person, please contact Richard Binstein, our Secretary, at 800-530-6285 or via email at investorrelations@usph.com.

Who Can Vote:

All holders of record of our common stock at the close of business on April 1, 2016 are entitled to vote at the Annual Meeting. Holders of our common stock are entitled to one vote per share.

Proxies:

Properly executed but unmarked proxies will be voted FOR the election of our ten director nominees, FOR the non-binding approval of named executive officer compensation, FOR the approval of the amendment to the Company’s Amended and Restated 2003 Stock Incentive Plan to increase the number or shares authorized for issuance under such plan from 1,750,000 to 2,100,000 and to extend the term of the plan, and FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2016. If you “withhold” your vote for any of the director nominees, this will be counted as a vote AGAINST that nominee. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy card will vote your shares as directed by a majority of the Board of Directors.

Quorum:

Only shares of our common stock can be voted, with each share entitling its owner to one vote on all matters that come before the Annual Meeting. The close of business on Friday, April 1, 2016 was fixed by the Board of Directors as the Record Date for determination of stockholders entitled to vote at the Annual Meeting. The number of shares of our common stock outstanding on the Record Date was 12,502,726. The presence, in person or by proxy, of at least a majority of the shares outstanding on the Record Date is necessary to constitute a quorum at our Annual Meeting. Abstentions will be treated as present for determining a quorum at the Annual Meeting. If a broker holding your shares in “street” name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares for all matters at the meeting, we will not consider your shares as present or entitled to vote for any purpose. There is no cumulative voting in the election of directors and, as required by Nevada law, the directors will be elected by a plurality of the votes cast at the Annual Meeting.

Cost of Proxy Solicitation:

We will bear the cost of soliciting proxies. Some of our directors, officers and regular employees may solicit proxies, without additional compensation, personally or by telephone. Proxy materials will also be furnished without cost to brokers and other nominees to forward to the beneficial owners of shares held in their names.

Questions and Additional Information:

You may call our Chief Financial Officer, Lawrance W. McAfee, at 800-580-6285 or email us at investorrelations@usph.com if you have any questions. A copy of our Annual Report on Form 10-K for the year ended December 31, 2015 accompanies this Proxy Statement. We have filed an Annual Report on Form 10-K for the year ended December 31, 2015 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”). You may obtain additional copies of the Form 10-K by downloading it from our website at www.usph.com, by writing to U.S. Physical Therapy, Inc., 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042, Attention: Richard Binstein, Secretary, or by emailing us at investorrelations@usph.com.

PLEASE VOTE — YOUR VOTE IS IMPORTANT

PROPOSAL 1 — ELECTION OF DIRECTORS

The accompanying proxy card, unless marked to the contrary, will be voted in favor of the election of Jerald L. Pullins, Christopher J. Reading, Lawrance W. McAfee, Mark J. Brookner, Harry S. Chapman, Dr. Bernard A. Harris, Jr., Marlin W. Johnston, Edward L. Kuntz, Reginald E. Swanson and Clayton K. Trier. These ten nominees are current directors standing for re-election at the Annual Meeting to serve until the next annual meeting of stockholders or until their successor is elected and qualified. Mr. Daniel C. Arnold, a current director of the Company, is not standing for reelection, but has indicated he will serve until the end of his term, which will expire at the Annual Meeting. Effective as of the date of the Annual Meeting, the Board of Directors has reduced the number of directors to ten, and consequently, Mr. Arnold’s position will not be filled. The Governance and Nominating Committee, which consists solely of directors who are independent under the applicable New York Stock Exchange (“NYSE”) listing standards, recommended the nomination of the ten directors to the Board of Directors. Based on that recommendation, the Board nominated such directors for election at the Annual Meeting.

The Board of Directors has affirmatively determined that Messrs. Pullins, Brookner, Chapman, Johnston, Kuntz, Trier, and Dr. Harris are independent under the NYSE listing standards. Messrs. McAfee and Reading, who are both executive officers of the Company, and Mr. Swanson, who is an employee of the Company, were determined not to be independent under the NYSE listing standards. The nominees for director are:

Nominees:	Age	Director Since	Position(s) Held
Jerald L. Pullins	74	2003	Chairman of the Board
Christopher J. Reading	52	2004	President, Chief Executive Officer and Director
Lawrance W. McAfee	61	2004	Executive Vice President, Chief Financial Officer and Director
Mark J. Brookner	71	1990	Director
Harry S. Chapman	71	2010	Director
Dr. Bernard A. Harris, Jr.	59	2005	Director
Marlin W. Johnston	84	1992	Director
Edward L. Kuntz	71	2014	Director
Reginald E. Swanson .	62	2007	Director (and an employee of STAR Physical Therapy, LP *)
Clayton K. Trier	64	2005	Director
*	STAR Physical Therapy, LP is a subsidiary of the Company.

Director Biographies:

Jerald L. Pullins has served on our Board since 2003, and was appointed Chairman of the Board on May 17, 2011. He is currently engaged in the development and management of private enterprises in the healthcare field. From October 2007 to the present, Mr. Pullins has been the Managing Member of SeniorCare Homes, LLC, which develops, owns and operates supervised, residential homes for senior citizens with Alzheimers, dementia and other memory impairment conditions. Since January 2013, Mr. Pullins has been Chairman and CEO of Baldwin Brothers Cremation, LLC, which owns and operates facilities providing cremation, funeral and related services. From 2007 to May 2013, he served as Chairman of the Board of Directors of Pet Partners, LLC, a private enterprise involved in the acquisition and management of primary care, small animal veterinary hospitals. Mr. Pullins was elected a director of Live Oak Bank, Inc., a privately held financial institution, in 2011.

Christopher J. Reading was promoted to President and Chief Executive Officer and elected to our Board effective November 1, 2004. Prior to 2004, Mr. Reading served as our Chief Operating Officer since joining us in 2003. From 1990 to 2003, Mr. Reading served in various executive and management positions with HealthSouth Corporation where most recently he served as Senior Vice President of Operations responsible for over 200 facilities located in 10 states. Mr. Reading is a physical therapist.

Lawrance W. McAfee was promoted to Executive Vice President and elected to our Board effective November 1, 2004. Mr. McAfee also serves as our Chief Financial Officer, a position he has held since joining us in 2003. Mr. McAfee’s prior experience includes having served as Chief Financial Officer of three public companies and President of two private companies.

Mark J. Brookner has served on our Board since August 1998. Mr. Brookner is currently a private investor. He served as our Chief Financial Officer from 1992 to 1998 and as our Secretary and Treasurer during portions of that period.

Harry S. Chapman has served on our Board since August 30, 2010. Mr. Chapman is the Chairman and Chief Executive Officer of Chapman Schewe, Inc., a healthcare insurance and employee benefits consulting firm, and since January 1, 2013, also serves as Managing Director with Higginbotham, an insurance, risk management and financial services firm. Previously, he served as a Corporate Senior Vice-President and Managed Care Officer of CIGNA’s South Central Region, with responsibility for HMO and PPO plans in several states. Mr. Chapman’s experience also includes having served as head of EQUICOR’s Health Plan and sales operation in Houston and as a Regional Vice-President for Lincoln National Insurance Company’s Central Region.

Dr. Bernard A. Harris, Jr. joined our Board on August 23, 2005. Since 2001, Dr. Harris has been President and Chief Executive Officer of Vesalius Ventures, a venture capital firm that invests in early stage medical informatics and technology. Since 2006, Dr. Harris has served as a Class III director of Sterling Bancshares, Inc., a bank holding company. From 1996 to 2001, he served as Chief Medical Officer and Vice President for Space Hab, an aerospace company. Dr. Harris is a former astronaut, having completed two space shuttle missions. He completed his residency in Internal Medicine at the Mayo Clinic and trained as a flight surgeon at the Aerospace School of Medicine at Brooks Air Force Base.

Marlin W. Johnston has served on our Board since 1992. From 1980 through 1988, Mr. Johnston served as Commissioner of the Texas Department of Human Services. During 1992 and 1993, Mr. Johnston served as a management consultant to the Texas Department of Health and the Texas Department of Protective and Regulatory Services.

Edward L. Kuntz has served on our Board since August 26, 2014. Mr. Kuntz is the former Chairman and Chief Executive Officer of Kindred Healthcare, the largest diversified provider of post-acute care services in the United States. From 1998 through May 2014 he served as Chairman of the Board of Directors of Kindred and as Chief Executive Officer from 1998 to 2004. Mr. Kuntz is a director of Rotech Healthcare, Inc., one of the largest providers of home medical equipment and related products and services in the United States, where he serves as a member of the audit and board operating committees. Mr. Kuntz also serves as a director of American Electric Technologies, Inc., a provider of power delivery solutions to the energy industry in the U.S. and internationally and is Chairman of its Audit Committee.

Reginald E. Swanson joined our Board on September 6, 2007. Since 2007, Mr. Swanson has been the Managing Director of STAR Physical Therapy, LP, a subsidiary of the Company. Mr. Swanson is founder of STAR Physical Therapy, LLC, and from 1997 to 2007, was its president and managing member. He is a certified athletic trainer and has been involved with sports medicine and physical therapy for over 25 years.

Clayton K. Trier joined our Board on February 23, 2005. Mr. Trier is a private investor. He was a founder and former Chairman and Chief Executive Officer of U.S. Delivery Systems, Inc., from 1993 to 1997, which developed the first national network providing same-day delivery service. Before it was acquired in 1996, U.S. Delivery was listed for two years on the New York Stock Exchange. Mr. Trier was a founder of Digital Music Group, Inc. (“DMGI”) and from September 2005 through May 2008, served as its Chairman of the Board. DMGI, listed on the NASDAQ in 2006, acquired the digital rights to master recordings, converted the recordings to digital format and sold the music through online retailers. Since 2008, Mr. Trier has served as a director of St. Luke’s Health System, an operator of several hospitals in the Houston, Texas metropolitan area. Since June 2015, Mr. Trier served as a director of Fenix Parts, Inc., a NASDAQ-listed company and a leading recycler and reseller of original equipment manufacturer automotive products, where he serves as Chairman of the Audit Committee.

The persons named on the proxy card will vote FOR all of the nominees for director listed above unless you withhold authority to vote for one or more of the nominees. Under current regulations, a broker is prohibited from voting for directors without receiving instructions from you. As required by Nevada law, nominees will be elected by a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes will not be treated as a vote for or against any particular nominee and will not affect the outcome of the election of directors.

All of the nominees have consented to serve as directors. Our Board has no reason to believe that any of the nominees will be unable to act as a director. However, if any director is unable to serve, the Board may designate a substitute. If a substitute nominee is named, the persons named on the proxy card will vote FOR the election of the substitute nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
VOTE FOR THE ELECTION OF THE TEN NOMINEES FOR DIRECTOR
NAMED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure

Our Board is led by an independent Chairman and included seven other independent directors. Since Mr. Arnold is not standing for reelection, after the Annual Meeting we will have six independent directors. Mr. Reading, our Chief Executive Officer, Mr. McAfee, our Executive Vice President and Chief Financial Officer, and Mr. Swanson, an employee of one of our subsidiaries, STAR Physical Therapy, LP, are the members of the Board who are not independent. We believe the leadership structure enhances the accountability of the executive management to the Board. Because seven of the ten members of our Board nominated for re-election are considered independent, we believe the Board is independent from management. Further, separating the Chairman and Chief Executive Officer roles allows Mr. Reading to focus his efforts on running our business and managing the Company in the best interest of our stockholders while we are able to benefit from prior experiences of our independent Board members.

Board Oversight of Risk

Our management is responsible for the Company’s day-to-day risk management activities. Our Board, which functions in an oversight role in risk management, focuses on understanding the nature of the risks inherent in our business, including our operations, strategic directions and overall risk management systems. Our Board receives periodic updates on our business operations, financial results, strategy and specific risks related to our business. These updates are communicated through monthly correspondence and presentations by management at Board meetings and through discussions with appropriate management compliance and audit personnel at the meetings of the Board’s Audit Committee and Compliance Committee.

In addition, we believe our approach to compensation practices and policies applicable to employees throughout our Company and those followed for our Named Executive Officers (as defined in the “Compensation Discussion and Analysis” section below) are not reasonably likely to have a material adverse effect on our Company. See “Compensation Discussion and Analysis.”

Independent Directors

The Board has affirmatively determined the Messrs. Brookner, Chapman, Harris, Johnston, Kuntz, Pullins, and Trier have no relationship with the Company or its subsidiaries that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent, as defined in the NYSE listing standards. Specifically, the Board determined that the foregoing seven nominees are “independent” as defined in the NYSE listing standards, and that the directors comprising the Company’s Audit Committee are “independent” as defined in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and the directors comprising the Compensation Committee are “independent” as defined in Rule 10C-1 under the Exchange Act.

Attendance at Board Meetings and Board Committees

The Board of Directors conducts its business through its meetings and through meetings of certain committees of the Board of Directors. The Board of Directors is comprised of a majority of independent directors as required by the NYSE listing standards and is required to meet at least four times per year. In addition, the independent directors periodically meet as a group in executive session, with the Chairman of the Board presiding over such meetings.

The Board has the following standing committees: (i) Governance and Nominating, (ii) Compliance, (iii) Compensation, and (iv) Audit. During 2015, the Board of Directors met four times, the Governance and Nominating Committee met one time, the Compliance Committee met four times, the Compensation Committee met ten times and the Audit Committee met seven times. With the exception of Mr. Arnold, each of our directors participated in at least 75% of the aggregate meetings of the Board of Directors and the committees on which he served. Mr. Arnold was unable to participate in all meetings due to health issues. Mr. Arnold is not standing for reelection, but has indicated he will serve until the end of his term, which will expire at the Annual Meeting.

These committees are constituted as follows:

Governance and Nominating Committee

The Governance and Nominating Committee currently consists of Messrs. Pullins (Chairman), Arnold, Harris and Trier, all of whom have been determined to be “independent,” as defined in the NYSE listing standards and the rules of the SEC. The function of the committee is to select, screen and recommend to the full Board nominees for election as directors, including any nominees proposed by stockholders who have complied with the procedures described below. The committee also has ongoing responsibility for oversight review of Board performance and ensuring each Board member’s continuing commitment to the Board and the Company’s goals and objectives. Additional functions include regularly assessing the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the committee will consider various potential candidates for director. Candidates may come to the attention of the committee through current Board members, stockholders, or other persons. The committee may also hire third parties to identify, to evaluate, or to assist in identifying or evaluating potential nominees should it be determined necessary. The committee is required to meet at least annually and operates under a written charter, a copy of which is available on our website at www.usph.com.

Nomination Criteria. In its consideration of Board candidates, the Governance and Nominating Committee considers the following criteria: the candidate’s general understanding of the health care sector, marketing, finance and other disciplines relevant to the success of a publicly-traded company; strategic business contacts and regard or reputation in the community, other board affiliations, industry and civic affairs; financial, regulatory and business experience; integrity, honesty and reputation; size of the Board of Directors; and regulatory obligations. In the case of incumbent directors whose terms of office are set to expire, the committee reviews each such director’s overall service to the Company during said director’s terms, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet the independence standards set forth in the applicable SEC rules and regulations and the NYSE listing standards. In the case of new director candidates, the questions of independence and financial expertise are important to determine which roles can be performed by the candidate, and the committee preliminarily determines whether the candidate meets the independence standards set forth in the SEC rules and regulations and the NYSE listing standards, and the level of the candidate’s financial expertise. Candidates are first screened by the committee, and if approved by the committee, then they are screened by other members of the Board. The full Board approves the final nomination(s) based on recommendations from the committee. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

Stockholder Nomination Procedures. The Governance and Nominating Committee will consider director candidates recommended by the stockholders. Generally, for a stockholder of the Company to make a nomination, he or she must give written notice to our Secretary so that such notice is received at least 120 calendar days prior to the first anniversary of the date the Company’s proxy statement is sent to the stockholders in connection with the previous year’s annual meeting of stockholders. If no annual meeting of stockholders was held in the previous year (or if the date of the annual meeting of stockholders was changed by more than 30 calendar days from the date of the previous year’s annual meeting), the notice must be received by the Company within a reasonable period prior to the time the Company begins to print and send its proxy materials for the applicable annual meeting. The stockholder’s notice must set forth as to each nominee: (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the number of shares of our common stock which are beneficially owned by such nominee, and (iv) any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of directors (including the written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serve as a director if elected). The stockholder’s notice must also set forth as to the stockholder giving notice: (a) the name and address of such stockholder and (b) the number of shares of our common stock which are beneficially owned by such stockholder.

If the information supplied by the stockholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the applicable annual meeting may determine that such stockholder’s nomination should not be brought before the meeting and that such nominee is not eligible for election as a director of the Company. The committee will not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.

No stockholder nominations were received in connection with the Annual Meeting.

Compliance Committee

The Compliance Committee consists of five independent directors. The current members of the committee are Messrs. Kuntz (Chairman), Brookner, Chapman, Johnston, and Dr. Harris, all of whom have been determined to be “independent,” as defined in the NYSE listing standards. The committee has general oversight of our Company’s compliance with the legal and regulatory requirements regarding healthcare operations. The Chairman of the committee is provided with information regarding calls received on the Company’s compliance hotline and reports findings to the committee. The committee relies on the expertise and knowledge of management, especially our Chief Compliance Officer, who regularly communicates with the Chairman of the committee, and other compliance, management, operations and/or legal personnel. The committee meets at least four times a year and as necessary to carry out its responsibilities and reports periodically to the Board of Directors regarding its actions and recommendations. The committee reviews and assesses the activities and findings of clinic internal audits, reviews reports of material noncompliance and reviews and approves corrective actions proposed by management. In addition, the Compliance Committee oversees the implementation and execution of the Company’s Corporate Integrity Agreement.

Compensation Committee

The current members of the Compensation Committee are Messrs. Chapman (Chairman), Pullins and Trier, all of whom have been determined to be “independent,” as defined in the NYSE listing standards and the rules of the SEC. As more fully described in the Compensation Committee Charter, which can be found on our website at www.usph.com, the committee is responsible for, among other things:

•	establishing goals and objectives relevant to incentive compensation awards (annual and long-term) for the Chief Executive Officer and other senior executive officers of the Company;
•	evaluating the Chief Executive Officer’s and other senior executive officers’ performance and the overall corporate performance in light of these goals and objectives and approve any incentive compensation for such executives;
•	determining any periodic adjustments to be made in the Chief Executive Officer’s and other senior executive officers’ base salary level based on the committee’s evaluation thereof;
•	reviewing, for officers of the Company other than the senior executives, the proposed salary levels and annual adjustments thereto and the incentive compensation plans formulated by senior executive management and the annual bonus payments to be made thereunder, and providing input and advice to senior executive management with respect to these compensation decisions;
•	approving all executive perquisites and any special benefit plans to be made available to senior executive officers;
•	advising on compensation of non-employee members of the Board;
•	administering the Company’s equity compensation plans and approving grants to executive officers, employees, directors, and consultants under such plans: and
•	reviewing and approving any amendments to employment agreement for the Named Executive Officers.

The committee may delegate its responsibilities to subcommittees of one or more directors. The committee meets at least two times a year to carry out its responsibilities. The Named Executive Officers and other senior executives are not permitted to be present during any deliberations or voting with respect to his or her compensation. The committee’s processes and procedures for determining executive compensation are described below under “Compensation Discussion and Analysis.” Each member of the Compensation Committee has been determined to be “independent”, as defined in the NYSE listing standards and the rules of the SEC.

Audit Committee

The Audit Committee currently consists of Messrs. Trier (Chairman), Brookner, Harris, Johnston and Pullins. Our Board of Directors has determined that Messrs. Brookner, Trier and Pullins are “audit committee financial experts” under the rules of the SEC. As more fully described in the Audit Committee Charter, which can be found on our website at www.usph.com, the committee is responsible for, among other things:

•	overseeing our financial reporting processes, including the quarterly reviews and annual audits of our financial statements by the independent auditors;
•	the appointment, compensation, retention and oversight of the work of the independent auditors;
•	pre-approving audit and permitted non-audit services, and related fees and terms of engagement, provided by the independent auditors; and
•	reviewing with management and independent auditors issues relating to disclosure controls and procedures and internal control over financial reporting.

The Audit Committee Charter requires that the committee consist of at least three independent members of our Board and that the committee meet at least four times per year on a quarterly basis. At each regular Audit Committee meeting, the committee meets privately with management and with the independent auditors. Each member of the Audit Committee has been determined to be “independent,” as defined in the NYSE listing standards and the rules of the SEC.

Codes of Conduct and Procedures Regarding Related Party Transactions

Codes of Conduct

Our Board has approved and we have adopted a Code of Business Conduct and Ethics for our officers and all employees, an additional Code of Business Conduct and Ethics which is applicable to our directors, and Corporate Governance Guidelines. The Codes and Corporate Governance Guidelines are available on our website at www.usph.com. Our Board, or a committee of its independent members, is responsible for reviewing and approving or rejecting any requested waivers to the Codes, as such waivers may apply to our directors and officers. Neither the Board, nor a committee of its independent members, received any requests for waivers or amendments to the Codes in 2015, and none were granted. Any waivers of these Codes for directors, officers and employees will be disclosed in a Form 8-K filed with the SEC, which will be available on the SEC’s website at www.sec.gov. The Code applicable to directors requires each director to disclose to the Board any interest he or she may have in a potential transaction, arrangement or agreement to which the Company is or will be a party, and refrain from participating directly or indirectly in the transaction unless the Board approves such participation with all interested directors abstaining from the consideration and deliberation of, and any votes concerning, such matter.

Our Board has further approved and we have adopted an additional Code of Business Conduct and Ethics, applicable to our Chief Executive Officer, Chief Financial Officer and senior financial officers, relating to dealings with our auditors and the preparation of our financial statements and other disclosures made to the public under SEC rules and regulations. This Code is available on our website at www.usph.com. The Board, or a committee of its independent members, is responsible for reviewing and approving or rejecting any requested waivers from, and amendments to, this Code. Neither the Board, nor a committee of its independent members, received any requests for waivers or amendments to the Code in 2015, and none were granted. Any waivers from, and amendments to, the Code will be disclosed in a Form 8-K filed with the SEC, which will be available on the SEC’s website at www.sec.gov. The Code requires the officers to disclose directly to the Audit Committee any conflicts of interest, including any material transaction or relationship involving a potential conflict of interest.

Certain Relationships and Related Transactions

The charter of the Audit Committee requires that the Audit Committee review and approve all insider and affiliated party transactions.

Communications with the Board of Directors and Attendance at Annual Meeting

The Board of Directors maintains an informal process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to our Secretary, at our principal executive offices, 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas

77042. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

The Board of Directors also maintains an informal process for interested persons to communicate directly with the independent directors who periodically meet as a group in executive session. In the event an interested party wants to communicate directly with our Chairman (who presides over the executive sessions) or with the independent directors as a group, the interested party should send such communication to the attention of Chairman of the Board, labeled “CONFIDENTIAL”, to our principal executive offices.

Although the Company does not have a formal policy requiring them to do so, all of the members of our Board of Directors are encouraged to attend our annual meeting of stockholders. At the 2015 annual meeting, all directors were in attendance.

Compensation of Directors

During 2015, each of our non-employee directors received $10,000 per quarter (“Retainer Fee”) for serving as a member of our Board of Directors. In addition, each of our non-employee directors is paid $1,250 (effective July 1, 2015) for each committee meeting attended in person or telephonically (hereinafter referred to as “Meeting Fees”). In addition to the Retainer Fee, effective as of July 1, 2015, the Chairman of our Board of Directors, who is also the Chairman of our Governance and Nominating Committee, is paid an annual fee of $55,000, the Chairman of the Audit Committee is paid an annual fee of $18,000, the Chairman of the Compensation Committee is paid an annual fee $14,000, and the Chairman of the Compliance Committee is paid an annual fee of $12,000 (hereinafter all referred to as “Chairman Fees”). Directors are also reimbursed for their out-of-pocket travel and related expenses incurred in attending Board and committee meetings. Directors who are also our employees are not compensated separately for serving on our Board. In addition, in May 2015, each of the non-employee directors elected at the 2015 annual meeting received a grant of 2,750 shares of restricted stock, under the terms of the Company’s Amended and Restated 2003 Stock Incentive Plan (“Stock Incentive Plan”), vesting quarterly through April 1, 2016.

Director Compensation Table

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company’s directors who are not Named Executive Officers during the fiscal year ended December 31, 2015.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards	Non-equity incentive plan compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Daniel C. Arnold	$41,000	$136,043	$—	$—	$—	$—	$177,043
Mark J. Brookner	$52,500	$136,043	$—	$—	$—	$—	$188,543
Harry S. Chapman	$68,500	$136,043	$—	$—	$—	$—	$204,543
Dr. Bernard A. Harris, Jr.	$53,500	$136,043	$—	$—	$—	$—	$189,543
Marlin W. Johnston	$52,500	$136,043	$—	$—	$—	$—	$188,543
Edward L. Kuntz	$55,500	$136,043	$—	$—	$—	$—	$191,543
Jerald L. Pullins.	$115,000	$136,043	$—	$—	$—	$—	$251,043
Reginald E. Swanson (3)	$—	$—	$—	$—	$—	$115,295	$115,295
Clayton K. Trier.	$78,000	$136,043	$—	$—	$—	$—	$214,043
(1)	Includes Retainer Fees, Chairman Fees and Meeting Fees.
(2)	Stock awards were granted as restricted stock under the terms of the Stock Incentive Plan. The restrictions lapsed as to 687 shares on each of July 1, 2015 and January 1, 2016, and 688 on each of October 1, 2015 and April 1, 2016. Amounts shown are the grant date fair value of the awards computed in accordance with FASB ASC Topic 718, which amounted to $49.47 per share. Assumptions used in the calculation of these amounts are included in “Note 12 — Equity Based Plans” to our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 4, 2016.
(3)	Other compensation represents salary and car allowance received by Mr. Swanson in his role as an employee of STAR Physical Therapy, LP, a subsidiary of the Company. During 2015, Mr. Swanson did not receive any additional compensation for being a director.

STOCK OWNERSHIP

Stock Owned by Directors, Nominees and Executive Officers

The following table shows the number and percentage of shares of our common stock beneficially owned by our directors, Named Executive Officers (as defined under “Compensation Discussion and Analysis”) and all directors and executive officers as a group as of April 4, 2016. Each person has sole voting and investment power for the shares shown below unless otherwise indicated.

Name of Beneficial Owner	Number of Shares Owned (1)		Percent of Common Stock
Directors:
Jerald L. Pullins	24,596		0.2%
Chairman of the Board
Christopher J. Reading	116,877	(2)	0.9%
President, Chief Executive Officer and Director
Lawrance W. McAfee.	45,212	(3)	0.4%
Executive Vice President, Chief Financial Officer and Director
Daniel C. Arnold	128,654		1.0%
Vice Chairman of the Board
Mark J. Brookner	53,750	(4)	0.4%
Harry S. Chapman	33,750		0.4%
Dr. Bernard A. Harris, Jr	34,834		0.4%
Marlin W. Johnston	36,849		0.3%
Edward L. Kuntz	5,750		—
Reginald E. Swanson	6,881	(5)	0.1%
Clayton K. Trier	11,250		0.1%
Non-Director Executive Officers:
Glenn D. McDowell	42,771	(3)	0.3%
Chief Operating Officer
All directors and executive officers as a group (12 persons)	541,174		4.3%
(1)	There are no outstanding stock options.
(2)	Includes 68,825 shares of common stock granted as restricted stock in which the restrictions will lapse as follows:
7/1/2016	8,095	4/1/2017	5,795	4/1/2018	3,920	4/1/2019	1,420
10/1/2016	8,095	7/1/2017	5,795	7/1/2018	3,920	7/1/2019	1,420
1/1/2017	8,095	10/1/2017	5,795	10/1/2018	3,920	10/1/2019	1,420
		1/1/2018	5,795	1/1/2019	3,920	1/1/2020	1,420
(3)	Includes 34,417 shares of common stock granted as restricted stock in which the restrictions will lapse as follows:
7/1/2016	4,047	4/1/2017	2,897	4/1/2018	1,960	4/1/2019	710
10/1/2016	4,047	7/1/2017	2,897	7/1/2018	1,960	7/1/2019	710
1/1/2017	4,047	10/1/2017	2,897	10/1/2018	1,960	10/1/2019	710
		1/1/2018	2,905	1/1/2019	1,960	1/1/2020	710
(4)	Includes 3,750 shares of common stock held in a trust of which Mr. Brookner is the trustee.
(5)	These shares of our common stock are held by the Regg E. Swanson Revocable Trust of which Mr. Swanson is the trustee and beneficiary.

Stock Owned by Certain Beneficial Holders

The table below shows the ownership of shares of common stock by persons known to us to beneficially own more than 5% of our common stock. The information is based on the most recent statements filed with the SEC on Schedule 13G, submitted to us by those persons.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding
BlackRock, Inc	1,275,109	(1)	10.2%
55 East 52nd Street
New York, NY 10055

RBC Global Asset Management (U.S.) Inc	889,389	(2)	7.1%
50 South Sixth Street
Minneapolis, MN 55402

Renaissance Technologies LLC.	691,200	(3)	5.5%
800 Third Avenue
New York, NY 10022

Neuberger Berman Group LLC.	646,352	(4)	5.2%
605 Third Avenue
New York, NY 10158

Epoch Investment Partners, Inc.	644,504	(5)	5.2%
399 Park Avenue
New York, NY 10022
(1)	BlackRock, Inc. has sole voting power over 1,248,176 of the shares and sole dispositive power over 1,275,109 of the shares as disclosed in a Schedule 13G/A filed on January 8, 2016.Various persons associated with BlackRock, Inc. have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Company. No one person’s interest in the common stock of the Company is more than five percent of the total outstanding common stock.
(2)	RBC Global Asset Management (U.S.) Inc. has shared voting power over 792,221 of the shares and shared dispositive power over 889,389 of the shares as disclosed in a Schedule 13G/A filed on February 10, 2016.
(3)	Renaissance Technologies, LLC (“RTC”) and Renaissance Technologies Holdings Corporation (“RTHC”) have sole voting power over 691,200 and sole dispositive power over 691,200 shares as disclosed in a Schedule 13G/A filed on February 11, 2016. RTHC has a majority ownership of RTC. Certain funds and accounts managed by RTC have the right to receive dividends and proceeds from the sale of the securities.
(4)	Neuberger Berman Group LLC (“NB Group”) and Neuberger Berman Investment Advisers LLC (“NB Advisers”) have shared voting and dispositive power over 646,352 shares as disclosed in a Schedule 13G filed on February 9, 2016. NB Group and its affiliates may be deemed to be beneficial owners of securities for purposes of Exchange Act Rule 13d-3 because they or certain affiliated persons have shared power to retain, dispose of or vote the securities of unrelated clients. NB Group or its affiliated persons do not, however, have any economic interest in the securities of those clients. The clients have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such securities. No one client has an interest of more than 5% of the issuer.

With regard to the shared voting power of the 646,352 shares, NB Group may be deemed to be the beneficial owner for purposes of Rule 13d-3 because certain affiliated persons have shared power to retain, dispose of and vote the securities. In addition to the holdings of individual advisory clients, NB Advisers serves as investment manager of NB Group’s various registered mutual funds which hold such shares. The holdings belonging to clients of Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., NB Alternatives Advisers LLC, Neuberger Berman LLC and NB Advisers are also aggregated to comprise the holdings referenced herein.

In addition to the shares Neuberger entities also have shared power to dispose of the shares which includes shares from individual client accounts over which Neuberger Berman LLC or NB Advisers have shared power to dispose but do not have voting power over these shares. The holdings of Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., NB Alternatives Advisers LLC, Neuberger Berman LLC and NB Advisers are also aggregated to comprise the holdings referenced herein.

(5)	Epoch Investment Partners, Inc. have sole voting and dispositive power over 644,504 shares as disclosed in a Schedule 13G filed on February 11, 2016.

EXECUTIVE OFFICERS

The current executive officers of the Company are as follows:

Name	Position
Christopher J. Reading	President and Chief Executive Officer
Lawrance W. McAfee	Executive Vice President and Chief Financial Officer
Glenn D. McDowell	Chief Operating Officer

For information concerning Messrs. Reading and McAfee see “Proposal 1 — Election of Directors” above.

Glenn D. McDowell, 59, was promoted to Chief Operating Officer effective January 24, 2005. Mr. McDowell served as our Vice President of Operations overseeing the west region since joining us in October 2003 until January 2005. From 1996 to 2003, Mr. McDowell was employed by HealthSouth Corporation, a provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services. His most recent position with HealthSouth Corporation was Vice President of Operations — West Ambulatory Division where he oversaw the operations of more than 165 outpatient rehabilitation and other facilities. Mr. McDowell is a physical therapist.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee, composed entirely of independent directors, administers the Company’s executive compensation program. The role of the committee includes establishing and overseeing compensation and benefit programs for our executive officers including the Chief Executive Officer (“CEO”) and the other executive officers listed in the Summary Compensation table below (the “Named Executive Officers”). The committee also evaluates the performance of the CEO and reviews the performance of our other executive officers every year. Based upon these performance evaluations, the committee establishes compensation for the CEO and other executive officers, and executive management consults with the committee with respect to compensation levels and plans for key employees. Elements of our executive compensation program include: base salary; annual cash incentive compensation; long-term equity incentive awards; post-employment benefits; and benefits and perquisites.

In establishing and overseeing the program, the committee’s goal is to ensure that we can attract and retain superior management talent critical to our long-term success. To ensure that executive compensation is aligned with the performance of the Company and the interests of its stockholders, a significant portion of compensation available to executives is linked directly with financial results and other factors that influence stockholder value.

Compensation Support

Our management, our Human Resources department and our outside consultants, from time to time, support the committee in discharging its duties. In performing duties relating to the development and administration of our executive compensation program, our Human Resources department and the committee periodically review matters that relate to the competitive position, value and design of our short-term and long-term incentive compensation plans, performance goals and rewards available at various levels of performance.

Under its charter, the committee also may retain, at the Company’s expense, compensation consultants to provide independent advice and counsel directly to the committee.

Peer Group Compensation

In evaluating appropriate levels of total compensation for the Named Executive Officers, the committee gathers and analyzes data from a variety of sources. While there is not a comparable “peer group” of publicly-traded companies serving the outpatient rehabilitation sector, the committee monitors public information on executive compensation for a number of companies providing various healthcare services which are similar in revenue volume and market capitalization to the Company. The Compensation Committee believes that this information is useful in evaluating the competitiveness of our executive compensation program.

Limitation on Certain Trades of Company Securities

In addition to the various trading restrictions required of Company directors and certain employees under the Exchange Act, Securities Act of 1933, as amended, and SEC rules, the U.S. Physical Therapy, Inc. Insider Trading Policy restricts certain transactions involving company securities. Among other things, directors, officers, employees and other insiders of the Company are prohibited from entering into certain hedging or monetization transactions regarding Company securities (e.g., the purchase of “put” options, short positions, zero-cost collars or forward sale contracts).

Compensation Philosophy and Objectives

Our compensation policies are designed to enable us to attract, motivate and retain experienced and qualified executives. We seek to provide competitive compensation. Historically, our policy has been to provide a significant component of an executive officers’ compensation through the grant of stock options or restricted shares that vest over a number of years. We believe that grants of equity-based incentives to executives and key employees help to align the interests of these persons with the interests of our stockholders.

The committee’s policy is to compensate and reward executive officers and other key employees based on the combination of some or all of the following factors, depending on the person’s responsibilities: corporate performance, business unit performance and individual performance. The committee evaluates corporate performance and business unit performance by reviewing the extent to which the Company has accomplished strategic business objectives such as improved profitability, cash flow, management of working capital, improvements in clinic productivity and efficiency, and the overall quality of patient care. The committee evaluates individual performance by comparing actual accomplishments to the objectives established for the individual under the Company’s management development program. The committee determines increases in base salary and annual cash incentive awards based on actual accomplishments during the performance period and determines long-term incentive awards based on LTIP (as defined below) criteria.

The committee believes that compensation to executive officers should be aligned closely with the Company’s performance on both a short-term and long-term basis. As a result, a significant portion of compensation to each executive officer is “at risk” and tied to the achievement of financial performance goals, regulatory compliance, improvements in operating efficiency and the quality of care provided, and other quantitative and qualitative factors. The executive compensation program is also designed to incentivize continuous improvements by providing enhanced compensation as results improve. While a significant portion of compensation to the Company’s executive officers is performance-based, the committee also believes it prudent to provide competitive base salaries and benefits in order to attract and retain the management talent necessary to achieve our long-term strategic objectives. The committee also takes into account the compensation practices of certain comparably-sized healthcare service companies to ensure that the Company is able to attract, retain and reward executive officers whose contributions are critical to our long-term success.

Base Salaries

Other than the base salary of the Named Executive Officers which were initially set by an employment agreement (see “Employment and Consulting Agreements” below), base salaries of executives are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual and the competitive marketplace for executive talent. Base salaries for executive officers, including those with employment agreements, are reviewed annually by the committee based on, among other things, individual performance and responsibilities, inflation and competitive market conditions.

Annual Cash Incentive Compensation

Based on individual and Company performance, incentive compensation opportunities are available to a wide range of our employees. We believe that incentive compensation is effective in reinforcing both the overall values of our Company and our specific operating goals.

Incentive compensation programs are designed to focus employees’ attention on our key performance goals, to identify the expected levels of performance and to reward individuals who meet or exceed our expectations. The aggregate amounts available for incentive awards are determined by our overall financial performance. The actual awards paid to individual recipients, other than to executive officers, are formulated by management, generally payable on an annual basis and reviewed by the committee prior to payment. The committee formulates and determines incentive awards for Named Executive Officers. See “Summary Compensation Table” below.

For 2015, the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (the “Executive Participants”) were eligible to receive cash bonus awards under the Company’s Objective Cash Bonus

Plan and Discretionary Cash Bonus Plan that amounted to a maximum of 125% of their respective base salaries. For a detailed description of these plans, see the Company’s Current Report on Form 8-K filed with the SEC on March 27, 2015.

Under the Objective Cash Bonus Plan, the Executive Participants were eligible to earn cash bonus awards of up to 75% of their respective base salaries dependent upon the Company achieving incremental diluted earnings per share in the range of $1.77 to $2.00 or more. The following table summarizes the actual diluted earnings per share for 2014, the target range for 2015 and the actual earnings per share for 2015:

	2014 Actual	2015 Target	2015 Actual
Diluted Earnings Per Share	$1.71	$1.77 to $2.00	$1.80

For 2014 and 2015, the adjusted diluted earnings per shares of $1.71 and $1.80 was the reported diluted earnings per share attributable to common shareholders – prior to revaluation of redeemable non-controlling interests, net of tax. Based on the adjusted diluted earnings per share from continuing operations of $1.80 for 2015, the Executive Participants earned an Objective Cash Bonus award for 2015 equal to 21% of their respective base salaries. The amount paid to Messrs. Reading, McAfee and McDowell was $124,950, $90,300, and $84,000, respectively. Those amounts were paid in March, 2016.

Under the Discretionary Cash Bonus Plan, the Executive Participants were eligible to earn up to 50% of their respective base salaries. No cash bonuses were awarded to the Executive Participants for 2015 under the Discretionary Cash Bonus Plan.

Long-term Equity Incentive Awards

For the 2015 year, the Executive Participants were eligible to receive awards consisting of shares of restricted common stock under the Company’s Objective Long-Term Incentive Plan and Discretionary Long-Term Incentive Plan. For a detailed description of these plans, see the Company’s Current Report Form 8-K filed with the SEC on March 27, 2015. Under the Objective Long-Term Incentive Plan, Messrs. Reading, McAfee and McDowell were eligible to earn up to 16,000, 8,000 and 8,000 shares of restricted common stock, respectively, dependent upon the Company achieving incremental diluted earnings per share in the range of $1.77 to $1.94 or more. Based on the adjusted reported diluted earnings per share of $1.80 for 2015, Messrs. Reading, McAfee and McDowell were awarded 6,720, 3,360 and 3,360 shares of restricted common stock, respectively. Under the Discretionary Long-Term Incentive Plan, Messrs. Reading, McAfee and McDowell were eligible to earn up to 16,000, 8,000 and 8,000 shares of restricted common stock, respectively, based upon a subjective determination of the committee. The committee utilized certain performance criteria as detailed in the plan but generally did not consider it practicable to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific performance criteria it considers in reaching its decision. In considering these performance criteria, the individual members of the committee may have given different weights to different performance criteria. The discretionary performance criteria were not intended to be rigid or formulaic but rather served as a framework under which the committee reviews the total compensation and performance of the Executive Participants to determine what incentive amount is appropriate for any specific year. For 2015, Messrs. Reading, McAfee and McDowell were awarded 16,000, 8,000 and 8,000 shares of restricted common stock, respectively, under the Discretionary Long-Term Incentive Plan. On February 29, 2016, for the 2015 year, Messrs. Reading, McAfee and McDowell were granted an aggregate of 22,720, 11,360 and 11,360 shares of restricted common stock, respectively, representing the total shares awarded under the Objective Long-Term Incentive Plan and Discretionary Long-Term Incentive Plan. The restricted shares vest evenly over 16 quarters with the first vesting occurring on April 1, 2016.

The Objective Cash Bonus Plan, Discretionary Cash Bonus Plan, Objective Long-Term Incentive Plan, and Discretionary Long-Term Incentive Plan collectively are hereinafter referred to as the “2015 Executive Incentive Plan”.

The Stock Incentive Plan and our Amended and Restated 1999 Employee Stock Option Plan (“1999 Stock Option Plan”) are intended to align employee and outside director interests with stockholders’ interests, to provide incentives to our key employees by encouraging their ownership of our common stock and to aid us in attracting and retaining key employees, upon whose efforts our success and future growth depends.

Equity grants are made at the discretion of the committee, which administers the Company’s equity compensation plans. The objective of such long-term equity-based awards, which generally vest over three to five years, is primarily to incentivize management and key employees for future performance rather than to reward specific past performance. Individual grant sizes are primarily determined based on the employee’s duties and level of responsibility and his or her ability to exert significant influence and make meaningful contributions to the overall future success of the Company and, to a lesser degree, organizational and individual performance. At the discretion of the committee, and based on the recommendation of management, equity grants may also be used as an incentive for candidates recruited to fill key positions and for existing employees who receive significant promotions with increased responsibilities.

Post-Employment Benefits

We have entered into employment agreements with our Named Executive Officers that provide for the payment of severance and other post-termination benefits depending on the nature of the termination, including severance payments in the event of a termination following a “change in control.” The committee believes that the terms and conditions of these agreements are reasonable and assist us in retaining the executive talent needed to achieve our objectives. In particular, the termination agreements, in the event of a “change in control,” help executives focus their attention on the performance of their duties in the best interests of the stockholders without being concerned about the consequences to them of a change in control and help promote continuity of senior management. Information regarding the specific payments that are applicable to each termination event, as well as the effect on unvested equity awards, is provided under the heading “Executive Compensation — Post Termination/Change-in-Control Benefits” below.

Benefits and Perquisites

Defined Contribution Plan. The Company maintains qualified retirement plans pursuant to Internal Revenue Code of 1986, as amended (the “Code”) Section 401(k) (the “401(k) Plans”) covering substantially all employees subject to certain minimum service requirements. The 401(k) Plans allows employees to make voluntary contributions and provides for discretionary matching contributions by the Company. For certain plans, the Company makes matching contributions. The assets of the 401(k) Plans are held in trust for grantees and are distributed upon the retirement, disability, death or other termination of employment of the grantee. The Board, in its discretion, determines the amount of any Company discretionary contributions. We did not make any discretionary contributions to the 401(k) Plan during 2015. The Company’s matching contributions aggregated $0.9 million in 2015.

Life Insurance. The Company maintains, at its expense, for the benefit of each of its full-time employees, life insurance policies in the amount of one times the employee’s annual salary, up to $200,000.

Health and Welfare Benefits. All executive officers, including the Named Executive Officers, are eligible for welfare benefits from the Company including: medical, dental, vision, life insurance, short-term disability and long-term disability. Named Executive Officers participate in these plans on the same basis and subject to the same costs, terms and conditions as other salaried employees at their work location.

Employment and Consulting Agreements

Effective February 9, 2016, the Company entered into amended and restated Employment Agreements (collectively, the “Employment Agreements”) with each Named Executive Officer. The Employment Agreements were executed in order to (i) extend the term of each of the Employment Agreements for an additional two-year period commencing as of January 1, 2016, along with automatic two-year extensions as of the end of each expiring term; (ii) modify the severance and other benefits to which the Executive Officers are entitled in the event of an involuntary termination of employment without cause, a voluntary termination for good reason, or due to death or disability; and (iii) provide for additional benefits in the event of a change in control of the Company.

Each of the Employment Agreements may be terminated by the Company prior to the expiration of their respective terms for cause or without cause, and due to the death or disability of the Executive Officer, as well as by the Executive Officer for good reason or based a disability. In the event of (A) an involuntary termination by the Company without “cause” (as defined in each of the Employment Agreements) or (B) a voluntary termination by the Executive Officer for “good reason” (as defined in each of the Employment Agreements), the affected Executive Officer is entitled to receive (1) salary continuation for two years, based on his base compensation then in effect, (2) the greater of: (a) the bonus paid or payable to the Executive Officer with respect to the last fiscal year completed prior to such termination, or (b) the average of the bonuses paid to the Executive Officer over the last three fiscal years of employment ending with the last fiscal year prior to such termination, (3) the Executive Officer’s accrued but unused vacation days, (4) an immediate acceleration of vesting for all outstanding equity incentive awards, and (5) medical insurance benefits currently in effect for the twenty-four months following such termination. If an Employment Agreement is terminated based on a qualified disability (as described in the Employment Agreements), the terminated Executive Officer is entitled to receive a lump-sum payment equal to two times such Executive Officer’s base compensation then in effect, as well as an immediate acceleration of vesting for all outstanding equity incentive awards. If an Employment Agreement is terminated based on the death of an Executive Officer, the Executive Officers’ estate (or his heirs) will receive a lump-sum payment equal to such Executive Officers base compensation then in effect, and all outstanding equity incentive awards held by such Executive Officer shall immediately vest. Finally, in the event of a “change in control” (as defined in the Employment Agreements), the Executive Officers, as applicable, will be entitled to (A) a change of control benefit of $500,000 for Mr. Reading and McAfee and $283,333 for Mr. McDowell, and (B) the immediate acceleration of vesting for all outstanding equity incentive awards held by the Executive Officers.

Effective January 1, 2016, the annual base salaries under the agreements were increased to $606,900 for Mr. Reading, $438,600 for Mr. McAfee and $408,000 for Mr. McDowell .

Messrs. Reading, McAfee and McDowell’s employment agreements may each be terminated by the Company prior to the expiration of their term. See “Executive Compensation — Post Termination/Change-in-Control Benefits” below for a detailed discussion of the termination and change in control provisions contained in these agreements.

We do not have any executive retention and severance arrangements or change in control agreements with our Named Executive Officers other than those described above.

Compensation of Named Executive Officers

Mr. Reading joined our Company in November 2003 as Chief Operating Officer and, effective November 1, 2004, was promoted to President and Chief Executive Officer. Under his employment agreement with us (see “Employment and Consulting Agreements” above), Mr. Reading’s annual base salary is subject to adjustment by the Compensation Committee. For the last three years, his annual base salary was $560,000 (during 2013), $577,000 (during 2014), $595,000 (during 2015) and further increased to $606,900 effective as of January 1, 2016. During each of 2013, 2014 and 2015, Mr. Reading participated in an executive incentive plan specific to such year that was approved by the Compensation Committee and filed with the SEC on Form 8-K. In accordance with such executive incentive plans, Mr. Reading (i) was granted 30,000 shares of restricted stock and was paid a cash bonus of $369,516 for 2013 and (ii) was granted 40,000 shares of restricted stock and was paid a cash bonus of $721,250 for 2014. As previously disclosed, for 2015, Mr. Reading was paid a cash bonus of $124,950 on March 11, 2016 and was granted 22,720 shares of restricted stock on February 29, 2016.

Mr. McAfee joined our Company in September 2003 as Chief Financial Officer and, effective November 1, 2004, was promoted to Executive Vice President. Under his employment agreement with us (see “Employment and Consulting Agreements” above), Mr. McAfee’s annual base salary is subject to adjustment by the Compensation Committee. For the last three years, his annual base salary was $410,000 (during 2013), $420,000 (during 2014) and $430,000 (during 2015) and further increased to $438,600 effective as of January 1, 2016. During each of 2013, 2014 and 2015, Mr. McAfee participated in an executive incentive plan specific to such year that was approved by the Compensation Committee and filed with the SEC on Form 8-K. In accordance with such executive incentive plans, Mr. McAfee (i) was granted 15,000 shares of restricted stock and was paid a cash bonus of $278,880 for 2013 and (ii) was granted 20,000 shares of restricted stock and was paid a cash bonus of $525,000 for 2014. As previously disclosed, for 2015, Mr. McAfee was paid a cash bonus of $90,300 on March 11, 2016 and was granted 11,360 shares of restricted stock on February 29, 2016.

Mr. McDowell joined our Company in October 2003 as Vice President of Operations overseeing the west region and, effective January 24, 2005, was promoted to Chief Operating Officer. Mr. McDowell’s employment agreement with us was entered into on May 24, 2007 and was amended and restated as of February 9, 2016 (see “Employment and Consulting Agreements” above). For the last three years, his annual base salary was $365,000 (during 2013), $377,000 (during 2014) and $400,000 (for 2015) and further increased to $408,000 effective as of January 1, 2016. During each of 2013, 2014 and 2015, Mr. McDowell participated in an executive incentive plan specific to such year that was approved by the Compensation Committee and filed with the SEC on Form 8-K. In accordance with such executive incentive plans, Mr. McDowell (i) was granted 15,000 shares of restricted stock and was paid a cash bonus of $230,408 for 2013, and (ii) was granted 20,000 shares of restricted stock and was paid a cash bonus of $471,250 for 2014. As previously disclosed, for 2015, Mr. McDowell was paid a cash bonus of $84,000 on March 11, 2016 and was granted 11,360 shares of restricted stock on February 29, 2016.

In determining the appropriate compensation for Messrs. Reading, McAfee and McDowell, the Compensation Committee evaluates our overall corporate performance under their leadership, as well as each individual contribution to key strategic, financial and development objectives. The committee utilizes a combination of quantitative measures and qualitative factors in reviewing executive performance and compensation.

Compensation Deductibility Policy

Under Section 162(m) of the Code and applicable Treasury regulations, no deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated officers. Under those provisions, however, there is no limitation on the deductibility of “qualified performance-based compensation.”

In general, our policy is to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with the most appropriate methods and approaches for the design and delivery of compensation to our executive officers.

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation paid or accrued for services rendered in all capacities on behalf of the Company during 2015, 2014 and 2013 to Messrs. Reading, McAfee and McDowell.

Summary Compensation Table For the Fiscal Years Ended December 31, 2015, 2014 and 2013

Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards (2) ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation (3) ($)	Change in Pension Value and Non- Qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation (4) ($)	Total ($)
Christopher J. Reading Chief Executive Officer	2015	616,500		1,140,253		124,950		1,289	1,882,992
	2014	575,692		1,552,200		721,250		1,242	2,850,384
	2013	558,730		974,400		369,516		1,242	1,903,888
Lawrance W. McAfee Chief Financial Officer	2015	445,769		570,126		90,300		3,701	1,109,896
	2014	419,231		776,100		525,000		2,322	1,722,653
	2013	409,577		487,200		278,880		2,322	1,177,979
Glenn D. McDowell Chief Operating Officer	2015	413,615		570,126		84,000		2,411	1,070,152
	2014	376,077		776,100		471,250		2,322	1,625,749
	2013	363,942		487,200		230,408		2,322	1,083,872
1.	2015 includes 27 pay periods versus standard of 26.
2.	For 2015, stock awards were granted in accordance with the 2015 Executive Incentive Plan as restricted stock under the terms of the Stock Incentive Plan as follows: Mr. Reading was awarded 22,720 shares and Messrs. McAfee and McDowell were awarded 11,360 shares each. For 2014, stock awards were granted in accordance with the 2014 Executive Incentive Plan as restricted stock under the terms of the Stock Incentive Plan as follows: Mr. Reading was awarded 40,000 shares and Messrs. McAfee and McDowell were awarded 20,000 shares each. For 2013, stock awards were granted in accordance with the 2013 Executive Incentive Plan as restricted stock under the terms of the Stock Incentive Plan as follows: Mr. Reading was awarded 30,000 shares and Messrs. McAfee and McDowell were awarded 15,000 shares each. Amounts shown are the grant date fair value of the awards computed in accordance with FASB ASC Topic 718 which amounted to a weighted average of $50.19 per share for 2015, $38.81 per share for 2014 and $32.48 per share for 2013. Assumptions used in the calculation of these amounts are included in “Note 12 — Equity Based Plans” of the Notes to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 4, 2016.
3.	For 2015, the amounts represent the cash bonuses earned under the Company’s 2015 Executive Incentive Plan and paid in March 2016. For 2014, the amounts represent the cash bonuses earned under the Company’s 2014 Executive Incentive Plan and paid in March 2015. For 2013, the amounts represent the cash bonuses earned under the Company’s 2013 Executive Incentive Plan and paid in March 2014. See “Compensation Discussion and Analysis — Annual Cash Incentive Compensation” for further details.
4.	Represents the value of life insurance premiums for life insurance coverage provided to the Named Executive Officers.

Grants of Plan-Based Awards

The following table sets forth the grants of plan-based awards during 2015 to the Named Executive Officers:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1):			Estimated Possible Payouts Under Equity Incentive Plan Awards (1):			Grant Date Fair Value of Stock Awards (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Christopher J. Reading	3/23/2015	$—	$743,750	$743,750	—	32,000	32,000	$1,567,680
Lawrance W. McAfee	3/23/2015	$—	$537,500	$537,500	—	16,000	16,000	$783,840
Glenn D. McDowell	3/23/2015	$—	$500,000	$500,000	—	16,000	16,000	$783,840
1.	Possible payments and equity grants under the 2015 Executive Incentive Plan. For 2015, 88% of the value of the amount awarded was in restricted stock and 12% of the amount in cash - see Summary Compensation Table. The cash bonuses earned under the Company’s 2015 Executive Incentive Plan and paid in March 2016 was $299,250 in aggregate for all Named Executive Officers. For 2015, stock awards were granted in accordance with the Objective Long-Term Incentive Plan. On March 23, 2015, Messrs. Reading, McAfee and McDowell were eligible for 16,000, 8,000, and 8,000 shares of common stock, respectively. These awards were based on the achievement of adjusted EPS between $1.77 to $1.94 or more. On February 29, 2016, under the Long-Term Incentive Program, Messrs. Reading, McAfee and McDowell earned 6,720, 3,360, and 3,360 shares of restricted common stock respectively, for achievement under this program. These shares vest evenly over 16 quarters, with the first vest occurring on April 1, 2016, and continuing through Jan. 1, 2020. For 2015, stock awards were granted in accordance with the Discretionary Long-Term Incentive Plan. On March 23, 2015, Messrs. Reading, McAfee and McDowell were awarded 16,000, 8,000, and 8,000 shares of restricted common stock, respectively. These shares vest evenly over 16 quarters, with the first vest occurring on April 1, 2016, and continuing through Jan. 1, 2020.

2.	Amounts shown are the grant date fair value of the awards computed in accordance with FASB ASC Topic 718 which amounted to a weighted average of $48.99 per share. See “Note 12 — Equity Based Plans” of the Notes to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 4, 2016 for a description of the valuations and a description of the equity plans.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

See “Employment and Consulting Agreements” above and “Post-Termination/Change-in-Control Benefits” below for the material terms of our employment agreements with our Named Executive Officers. See “Compensation Discussion and Analysis” above for an explanation of the amount of salary and bonus in proportion to total compensation. See the footnotes to the Summary Compensation Table above and Grants of Plan-Based Awards table paid to the Named Executive Officers above for narrative disclosure with respect to those tables.

Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding awards of shares of restricted common stock that have not vested as of December 31, 2015 for each Named Executive Officer. There are no outstanding stock option awards for the Named Executive Officers as of December 31, 2015.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Christopher J. Reading	60,875(2)	$3,267,770
Lawrance W. McAfee	30,441(3)	$1,634,073
Glenn D. McDowell	30,441(3)	$1,634,073
1.	Calculated based on the closing market price of our common stock on December 31, 2015 of $53.68 per share.
2.	The restrictions on these shares of common stock granted as restricted stock will lapse as follows:
Date	# Shares	Date	# Shares	Date	# Shares
1/1/2016	6,675	4/1/2017	4,375	4/1/2018	2,500
4/1/2016	6,675	7/1/2017	4,375	7/1/2018	2,500
7/1/2016	6,675	10/1/2017	4,375	10/1/2018	2,500
10/1/2016	6,675	1/1/2018	4,375	1/1/2019	2,500
1/1/2017	6,675

3.	The restrictions on these shares of common stock granted as restricted stock will lapse as follows:
Date	# Shares	Date	# Shares	Date	# Shares
1/1/2016	3,337	4/1/2017	2,187	4/1/2018	1,250
4/1/2016	3,337	7/1/2017	2,187	7/1/2018	1,250
7/1/2016	3,337	10/1/2017	2,187	10/1/2018	1,250
10/1/2016	3,337	1/1/2018	2,195	1/1/2019	1,250
1/1/2017	3,337

Option Exercises and Stock Vested Table

The following table shows the number of shares of our common stock acquired by the Named Executive Officers during 2015 upon the vesting of restricted stock. As of December 31, 2015, there were no outstanding stock options for the Named Executive Officers.

	Stock Awards
Name	Number of shares acquired on vesting (#)	Value realized on Vesting
Christopher J. Reading	29,984	$1,447,050
Lawrance W. McAfee	15,954	$771,838
Glenn D. McDowell	15,954	$771,838

The value realized on vesting is computed by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date. The closing price of the stock is used as the market value.

Post Termination/Change-in-Control Benefits

Each of the Employment Agreements of the Named Executive Officers may be terminated by the Company prior to the expiration of their respective terms for cause or without cause, and due to the death or disability of the Executive Officer, as well as by the Executive Officer for good reason or based a disability. In the event of (A) an involuntary termination by the Company without “cause” (as defined in each of the Employment Agreements) or (B) a voluntary termination by the Executive Officer for “good reason” (as defined in each of the Employment Agreements), the affected Executive Officer is entitled to receive (1) salary continuation for two years, based on his base compensation then in effect, (2) the greater of: (a) the bonus paid or payable to the Executive Officer with respect to the last fiscal year completed prior to such termination, or (b) the average of the bonuses paid to the Executive Officer over the last three fiscal years of employment ending with the last fiscal year prior to such termination, (3) the Executive Officer’s accrued but unused vacation days, (4) an immediate acceleration of vesting for all outstanding equity incentive awards, and (5) medical insurance benefits currently in effect for the twenty-four months following such termination. If an Employment Agreement is terminated based on a qualified disability (as described in the Employment Agreements), the terminated Executive Officer is entitled to receive a lump-sum payment equal to two times such Executive Officer’s base compensation then in effect, as well as an immediate acceleration of vesting for all outstanding equity incentive awards. If an Employment Agreement is terminated based on the death of an Executive Officer, the Executive Officers’ estate (or his heirs) will receive a lump-sum payment equal to such Executive Officers base compensation then in effect, and all outstanding equity incentive awards held by such Executive Officer shall immediately vest. Finally, in the event of a “change in control” (as defined in the Employment Agreements), the Executive Officers, as applicable, will be entitled to (A) a change of control benefit of $500,000 for Mr. Reading and McAfee and $283,333 for Mr. McDowell, and (B) the immediate acceleration of vesting for all outstanding equity incentive awards held by the Executive Officers.

The amount of compensation payable to each Named Executive Officer under the agreements is detailed in the tables below:

Christopher Reading
President and Chief Executive Officer

Executive Benefits and Payments Upon Termination (1)	Voluntary Termination or For Cause	Without Cause	Executive Resigns For Good Reason	In Conjunction with a Change In Control
Compensation
Severance (2)	$—	$1,190,000	$1,190,000	$1,190,000
Annual Cash Incentive (3)	—	405,239	405,239	405,239
Change of Control Benefit (4)	—	—	—	500,000
Restricted Stock (Unvested and Accelerated) (5)	—	3,267,770	3,267,770	3,267,770

Benefits and Perquisities
Health and Dental Coverage (6)	—	23,540	23,540	23,540
Total	$—	$4,886,549	$4,886,549	$5,386,549

Lawrance McAfee
Executive Vice President and Chief Financial Officer

Executive Benefits and Payments Upon Termination (1)	Voluntary Termination or For Cause	Without Cause	Executive Resigns For Good Reason	In Conjunction with a Change In Control
Compensation
Severance (2)	$—	$860,000	$860,000	$860,000
Annual Cash Incentive (3)	—	298,060	298,060	298,060
Change of Control Benefit (4)	—	—	—	500,000
Restricted Stock (Unvested and Accelerated) (5)	—	1,634,073	1,634,073	1,634,073

Benefits and Perquisities
Health and Dental Coverage (6)	—	23,540	23,540	23,540
Total	$—	$2,815,673	$2,815,673	$3,315,673

Glenn McDowell
Chief Operating Officer

Executive Benefits and Payments Upon Termination (1)	Voluntary Termination or For Cause	Without Cause	Executive Resigns For Good Reason	In Conjunction with a Change In Control
Compensation
Severance (2)	$—	$800,000	$800,000	$800,000
Annual Cash Incentive (3)	—	261,886	261,886	261,886
Change of Control Benefit (4)	—	—	—	283,333
Restricted Stock (Unvested and Accelerated) (5)	—	1,634,073	1,634,073	1,634,073

Benefits and Perquisities
Health and Dental Coverage (6)	—	23,540	23,540	23,540
Total	$—	$2,719,499	$2,719,499	$3,002,832
1.	For purposes of this analysis, we assumed the price per share of our common stock on the date of termination is $53.68 (the closing price on December 31, 2015) and that the executive’s base salary (as in effect at December 31, 2015) is as follows: Mr. Reading — $595,000; Mr. McAfee — $430,000; and Mr. McDowell — $400,000.
2.	Severance is calculated using two times the base salary in effect at December 31, 2015.
3.	Annual cash incentive is based on the greater of (i) the bonus paid or payable to the executive with respect to last fiscal year of the Company completed prior to termination or (ii) the average of the bonuses paid to the executive over the three fiscal years of the Company ending with the last fiscal year completed prior to the termination.
4.	Based on amounts stipulated in the respective employment agreements.
5.	Pursuant to the Restricted Stock Agreement for each executive, all restrictions and conditions on shares of restricted stock will be deemed satisfied and shares will be fully vested upon a “Change in Control”.
6.	Calculated for the remaining term of the agreement which expires on January 1, 2018. In the event of a “Change in Control”, the remaining term of the agreements is one year from such event.

COMPENSATION COMMITTEE REPORT

The Compensation Committee was composed of three independent directors during 2015. It acts under a written charter adopted by the Board. The primary function of the Compensation Committee is to determine the compensation for our executive officers, administer incentive stock plans and recommend to the Board the compensation to be paid to our non-employee directors. The committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth herein. Based on its review, the related discussions and such other matters deemed relevant and appropriate by the committee, the committee has recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement relating to the 2016 Annual Meeting of Stockholders.

Respectfully submitted,

The Compensation Committee
 Harry S. Chapman, Chairman
Jerald L. Pullins
Clayton K. Trier

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Chapman (Chairman), Pullins and Trier. None of the members of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries and none of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had an executive officer who served as a member of our Board of Directors or Compensation Committee during 2015.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans as of December 31, 2015:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in 1st Column
Equity Compensation Plans Approved by Stockholders (1)	—	$—	348,975
1.	The Stock Incentive Plan permits us to grant stock-based compensation to employees, consultants and outside directors of the Company. The 1999 Stock Option Plan permits us to grant stock-based compensation to employees and non-employee directors. For further descriptions of the Stock Incentive Plan and the 1999 Stock Option Plan, see “Note 12 — Equity Based Plans” of the Notes to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 4, 2016.

All current Equity Compensation Plans have been approved by stockholders.

Certain Relationships and Related Transactions

The charter of the Audit Committee requires that the Audit Committee review and approve all insider and affiliated party transactions. There were no such transactions during 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on a review of the copies of those forms furnished to the Company and written representations from the executive officers and directors, we believe that during 2015 all other Section 16(a) filing requirements applicable to our directors and officers were complied with on a timely basis.

PROPOSAL 2. — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Regulation 14A of the Exchange Act requires that we include in our annual Proxy Statement at least once every three years a non-binding stockholder vote on our executive compensation as described in this Proxy Statement (commonly referred to as “Say-on-Pay”). In 2011, we adopted a policy to hold an advisory vote on executive compensation each year. In 2015, holders of over 83% of our common stock voted to approve the compensation of our Named Executive Officers.

We encourage stockholders to review the Compensation Discussion and Analysis on pages 12 to 22 to this Proxy Statement.

The Board strongly endorses the Company’s executive compensation program and recommends that the stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers as described in this Proxy Statement under “Executive Compensation”, including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in this Proxy Statement.”

Your vote will not be binding upon the Board or the Compensation Committee and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this proposal. However, the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

Properly executed but unmarked proxies will be voted FOR approval of the compensation of the Named Executive Officers. Under current regulations, a broker is prohibited from voting for this proposal without receiving instructions from you. The Board of Directors believes that approving the compensation of the Named Executive Officers is in the best interest of the Company. The approval of the compensation of the Named Executive Officers will require the affirmative vote of holders of a majority of votes cast on this matter in person or by proxy. Accordingly, abstentions applicable to shares present at the meeting will not be included in the tabulation of votes cast on this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 3 — APPROVAL OF THE AMENDMENT TO THE STOCK INCENTIVE PLAN

Background

The Company has two equity based plans: the 1999 Stock Option Plan and the Stock Incentive Plan.

The 1999 Stock Option Plan permits the Company to grant to non-employee directors and employees of the Company up to 600,000 non-qualified options to purchase shares of common stock and restricted stock (subject to proportionate adjustments in the event of stock dividends, splits, and similar corporate transactions). The 1999 Stock Option Plan was approved by the stockholders of the Company at the 2008 Stockholders Meeting on May 20, 2008.

In addition to the 1999 Stock Option Plan, the Company has the Stock Incentive Plan, which as amended is described below.

The purposes of our incentive stock plans are to provide an incentive for eligible individuals to remain in the employ or service of the Company or its affiliates, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company and to aid the Company in attracting able persons to serve the Company and its affiliates.

The following table includes a cumulative summary of stock options and restricted stock as of April 1, 2016 (inclusive of proposed 350,000 shares of additional shares in the Stock Incentive Plan):

	Authorized	Restricted Stock Issued	Outstanding Stock Options	Stock Options Exercised	Stock Options Exercisable	Shares Available for Grant
Equity Plans
Amended 1999 Plan	600,000	414,702	—	139,791	—	9,475
Stock Incentive Plan	2,100,000	749,821	—	778,300	—	571,879
	2,700,000	1,164,523	—	918,091	—	581,354

Proposed Amendment to the Stock Incentive Plan

The Stock Incentive Plan provides for awards of stock options and restricted stock and was approved by stockholders on May 25, 2004, and then again on May 19, 2013 when the Stock Incentive Plan was amended and approved. If approved, the Stock Incentive Plan will be amended to (i) increase the number of shares authorized for issuance from 1,750,000 to 2,100,000, and (ii) extend the term of the Stock Incentive Plan to March 25, 2026. A copy of the Stock Incentive Plan is included as Appendix A to this proxy statement.

On February 29, 2016, the Compensation Committee granted a total of 82,590 shares of restricted stock with restrictions lapsing over four years. These grants included the previously mentioned grants to Mr. Reading (22,720 shares), Mr. McAfee (11,360 shares) and Mr. McDowell (11,360 shares). The remaining 37,150 shares were granted as restricted stock to various employees. After these grants and considering the additional 350,000 shares to be made available by the proposed amendment, there are 581,354 shares available for grant under the 1999 Stock Option Plan and the Stock Incentive Plan combined.

The proposed share increase will ensure that sufficient reserved common stock is available under the Stock Incentive Plan to be able to attract, retain and motivate the best available talent essential to our long term growth and success. The proposed extension of the term of the Plan from March 26, 2020 to March 25, 2026 will ensure that the Stock Incentive Plan is available to the Company to accomplish its intended goal.

The grant of incentive awards under the Stock Incentive Plan to employees, including the Named Executive Officers, consultants and non-employee directors is subject to the discretion of the Compensation Committee. As of the date of this Proxy Statement, there has been no determination by the Compensation Committee with respect to future awards under the Stock Incentive Plan. Accordingly, future awards to employees, including the Named Executive Officers, consultants and non-employee directors are not determinable.

Description of the Stock Incentive Plan

The principal provisions of the Stock Incentive Plan, as amended, are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the Stock Incentive Plan.

Eligibility and Types of Awards. The Stock Incentive Plan provides for the grant of options that are intended to qualify as Non-qualified Options as well as “incentive stock options” (“Incentive Options” and together with Non-Qualified Options (“Options”)) under Section 422 of the Code, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Shares, Restricted Stock, Other Stock-Based Awards and Other Performance-Based Awards (payable in stock or cash). The Stock Incentive Plan is administered by the Compensation Committee, which is appointed by the Board of Directors. The compensation committee, with input from executive management, selects the employees, consultants and non-employee directors (“Participants”) of the Company and its affiliates to whom options are granted. The current members of the Compensation Committee are Messrs. Chapman (Chairman), Mr. Pullins and Mr. Trier.

Amendment and Termination. The Board may amend, suspend or terminate the Stock Incentive Plan at any time; provided, however, any amendment of the Stock Incentive Plan which (a) except as provided in Section 1.2 or 12.10 of the Stock Incentive Plan, increases the maximum number of shares of stock which may be issued under the Stock Incentive Plan, (b) materially modifies the requirements as to eligibility for participation in the Stock Incentive Plan, or (c) materially increases benefits under the Stock Incentive Plan, shall be subject to Company stockholder approval. In addition, except as otherwise provided in the plan, no such amendment will be made without the consent of the holder of an Award to terminate such Award or adversely affect such person’s rights with respect to such Award.

Shares Subject to the Stock Incentive Plan. The aggregate number of shares of our common stock, $.01 par value per share (“Common Stock”), that may be issued under the Stock Incentive Plan for Awards that are granted wholly or partially or by reference to Common Stock (including Options and Incentive Options that may be exercised for or settled in Common Stock) shall not exceed 2,100,000; of this amount 2,100,000 shares of Common Stock reserved under this Stock Incentive Plan shall be available for any one of the types of Awards available under the Stock Incentive Plan, including Non-Qualified Options, Incentive Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock or Other Stock or Performance-Based Awards. Notwithstanding the above, however, in the event that at any time after the Effective Date, the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Stock Incentive Plan shall be ratably adjusted by the compensation committee, whose determination shall be final and binding upon the Company and all other interested persons. In the event the number of shares to be delivered upon the exercise or payment of any Award granted under the Stock Incentive Plan is reduced or not issued for any reason whatsoever or in the event any Award granted under the Stock Incentive Plan can no longer under any circumstances be exercised or paid, including but not limited to, Awards that are terminated, forfeited, expired, settled in cash or withheld for taxes or withheld for the purchase price, the number of shares no longer subject to such Award shall thereupon be released from such Award and shall thereafter be available under the Stock Incentive Plan for the grant of additional Awards.

The maximum aggregate number of shares of Common Stock (including, but not limited to, Non-Qualified Options, Incentive Options, Restricted Stock, or Other Stock-Based Awards paid out in shares of Common Stock) that may be granted in any calendar year pursuant to any award held by any individual or employee is 100,000 shares. The maximum aggregate cash payout (including Other Stock-Based Awards paid out in cash) with respect to cash Awards granted in any calendar year which may be made to any individual or employee is One Million Dollars ($1,000,000). The term or restricted period of each Award that is an Option, Stock Appreciation Right, Phantom Stock or Restricted Stock shall be for such period as may be determined by the compensation committee; provided that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Option under Section 422 of the Code). Any issuance of Company stock pursuant to the exercise of an Option or payment of any other Award under the Stock Incentive Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of the purchase price, (if applicable) or of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company.

Term of the Stock Incentive Plan. If not sooner terminated by the Board, the Stock Incentive Plan shall terminate upon, and no further Awards shall be made, as of March 25, 2026.

Description of Awards.

Non-qualified Options. Non-qualified stock options granted under the Stock Incentive Plan may be granted to employees, consultants or non-employee directors of the Company or a corporate subsidiary and at a per share exercise price of not less than the fair market value (also referred to as “FMV”) of a share of Company common stock on the date of grant. The Compensation Committee determines which eligible individuals receive options and how many are issued. No non-qualified option may be granted more than 10 years after the effective date of the Stock Incentive Plan. Payment for shares purchased under the Stock Incentive Plan may be made either in cash or cash equivalents or by tendering to the Company shares of common stock owned by the person for more than six months having an aggregate fair market value equal to or less than the total option price plus cash for any difference, as determined in the discretion of the Compensation Committee. The Compensation Committee may, in its sole discretion, also permit payment of a purchase price or withholding of taxes by the withholding of shares of Common Stock to be purchased. Unless otherwise provided in the Award agreement, non-qualified option grants shall not be exercisable more than six months after the optionee ceases employment for any reason other than death or disability, or more than one year after the optionee ceases employment due to death or disability.

Incentive Options. Incentive Options are subject to the terms above under the caption “Non-qualified Options.” Additionally, Incentive Options (those intended to qualify for special tax treatment under the Code) granted under the Stock Incentive Plan may be granted only to employees of the Company or a company parent or subsidiary and at a per share exercise price of not less than 100% of the fair market value per share of Common Stock on the date of grant. Notwithstanding any contrary provision in the Stock Incentive Plan, to the extent that the aggregate FMV (determined as of the time the Incentive Option is granted) of the shares of Common Stock with respect to which Incentive Options are exercisable for the first time by any optionee during any single calendar year (under the Stock Incentive Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Option shall be treated as a Non-Qualified Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Option, but all other terms and provisions of such Option shall remain unchanged. No person may be granted an Incentive Option if, at the time of the grant, such person owns, directly or indirectly, more than 10% of the total combined voting power of the Company or of any affiliate unless the option price is at least 110% of the fair market value of the Common Stock on the date of grant of the option and the exercise period of such incentive option is by its terms limited to five years from the option grant date. No Incentive Option shall be exercisable more than ninety days after the optionee ceases to be an employee for any reason other than death or disability, or more than one year after the optionee ceases to be an employee due to death or disability.

Purchased Stock. The Compensation Committee shall have the authority to sell shares of Common Stock to Participants as may be selected by it, on such terms and conditions as it may establish. Each issuance of Common Stock under the Stock Incentive Plan shall be evidenced by an agreement. The price per share of common stock to be purchased by a participant shall not be less than the FMV Per Share at the time of purchase. Payment of the purchase price of Purchased Stock under the Stock Incentive Plan shall be made in full in cash.

Bonus Stock. The Compensation Committee may grant shares of Bonus Stock to Participants. Bonus Stock shall be shares of Common Stock that are not subject to a restricted period.

Stock Appreciation Rights. The Compensation Committee is authorized to grant Stock Appreciation Rights to Participants. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise, the excess of the fair market value per share on the date of exercise over the grant price of the Stock Appreciation Right as determined by the compensation committee. The Stock Appreciation Right shall be granted with an exercise price equal to fair market value per share on the date of grant. A Stock Appreciation Right granted in connection with an option shall entitle a participant, upon exercise, to surrender that option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to the preceding sentence. That option shall then cease to be exercisable to the extent surrendered. A Stock Appreciation Right granted in connection with an option shall be exercisable only at such time or times and only to the extent that the related option is exercisable and shall not be transferable (other than by will or the laws of descent and distribution) except to the extent that the related option is transferable. A Stock Appreciation Right granted independent of an option shall be exercisable as determined by the Compensation Committee and set forth in the Award Agreement governing the Stock Appreciation Right. The Compensation Committee shall determine at the date of grant the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right as provided in the Award Agreement.

Phantom Stock. The Compensation Committee is authorized to grant Phantom Stock Awards to Participants, which are rights to receive cash equal to the fair market value of a specified number of shares of Common Stock at the end of a specified deferral period. Satisfaction of a Phantom Stock Award occurs upon expiration of the deferral period specified for such Phantom Stock Award Agreement by the Compensation Committee or, if permitted by the Compensation Committee, as elected by the Participant. In addition, Phantom Stock Awards are subject to such restrictions as the Compensation Committee may impose. These restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Compensation Committee determines in the award Agreement. Except as otherwise determined by the Compensation Committee or as set forth in any Award, employment or other agreement pertaining to a Phantom Stock Award, upon termination of employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Phantom Stock Awards that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Compensation Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Compensation Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock Awards. To the extent the Compensation Committee determines that any award granted shall constitute Performance-Based Compensation for purposes of Section 162(m) of the Code, the grant or settlement of the award shall, in the Compensation Committee’s discretion, be subject to the achievement of performance goals. Also, these Awards may be subject to Code Section 409A as described below.

Restricted Stock. Participants are eligible for grants of Restricted Stock. Restricted Stock is subject to such restrictions on transfer by the Participant and repurchase by the Company as the Compensation Committee, in its sole discretion, shall determine. Prior to the lapse of such restrictions the Participant shall not be permitted to transfer such shares. The Company shall have the right to repurchase or recover such shares for the amount of cash paid, if any, if the Participant shall terminate employment from or services to the Company prior to the lapse of such restrictions or the Restricted Stock is forfeited by the Participant pursuant to the terms of the Award. Unless the Award specifically provides otherwise, all Restricted Stock not otherwise vested shall vest upon termination of an employee or consultant or removal of a non-employee director without cause; termination, resignation or removal of an Employee, Consultant or Non-Employee Director for any reason within one year from the effective date of a Change of Control; or death or disability of the Participant. Each certificate representing Restricted Stock awarded under the Stock Incentive Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left in deposit with the Company and a stock power endorsed in blank. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares.

Performance Award. The Compensation Committee may grant Performance Awards based on performance criteria measured over a period of not less than one year and not more than five years as determined by the Compensation Committee in its sole discretion. Each grant of a Performance Award shall be evidenced by an Agreement in such amount and terms as determined by the Compensation Committee. The Compensation Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions except as limited by the Stock Incentive Plan in the case of a Performance Award granted to an executive officer. The Compensation Committee shall designate whether a Performance Award is intended to be performance-based compensation under Code Section 162(m). The business criteria that may be used for Performance Awards that are designated by the Compensation Committee to be performance-based compensation under Code Section 162(m) are: (i) earnings per share; (ii) increase in revenues; (iii) increase in cash flow; (iv) increase in cash flow return; (v) return on net assets; (vi) return on assets; (vii) return on investment; (viii) return on equity; (ix) economic value added; (x) gross margin; (xi) net income; (xii) pretax earnings; (xiii) pretax earnings before interest, depreciation and amortization; (xiv) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xv) operating income; (xvi) total stockholder return;

(xvii) debt reduction; (xviii) the price of a share of Common Stock; and (xix) any of the above goals determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.

Other Stock-Based Awards and Other Performance-Based Awards. The Compensation Committee is authorized to grant Other Stock-Based Awards or Other Performance-Based Awards. An Other Stock-Based Award shall consist of a right which is not an award described above and is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock) and may be paid in Common Stock or cash. Other Performance-Based Awards may be paid in Common Stock or Cash. The Compensation Committee shall determine the terms and conditions of any such Other Stock-Based or Performance-Based Awards and to the extent such awards are performance-based compensation under Code Section 162(m) or otherwise performance-based.

Federal Income Tax Implications of the Stock Incentive Plan

The following is a brief description of the federal income tax consequences generally arising with respect to awards under the Stock Incentive Plan.

The grant of an Incentive Option will create no tax consequences for the participant or the Company. A participant will not recognize taxable income upon exercising an Incentive Option (except that the alternative minimum tax may apply). Upon exercising an option other than an Incentive Option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares acquired on the date of exercise.

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an Option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an Incentive Option if the participant holds the shares for the Incentive Option holding periods prior to disposition of the shares.

With respect to awards granted under the Stock Incentive Plan that result in the payment or issuance of cash or shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. Thus, deferral of the time of payment or issuance will generally result in the deferral of the time the participant will be liable for income taxes with respect to such payment or issuance. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

With respect to awards involving the issuance of shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or is not subject to a substantial risk of forfeiture, whichever occurs earlier. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property, the participant would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares or other property. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Code Section 280G and, to such extent, will be non-deductible by the Company and subject to a 20% excise tax by the participant.

Section 409A of the Code generally provides that any deferred compensation arrangement which does not meet specific requirements regarding: (i) timing of payouts, (ii) advance election of deferrals, and (iii) restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, taxes on the amounts included in income are also subject to a 20% excise tax and interest. In general, to avoid a violation of Section 409A of the Code, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department) or an unforeseen emergency, Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury Department may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Section 409A of the Code is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, disability pay or death benefits, and may be applicable to certain awards under the Stock Incentive Plan. The Treasury Department has provided final regulations under Section 409A of the Code. Awards, if any, under the Stock Incentive Plan that are subject to Section 409A of the Code that are intended to satisfy the requirements of Section 409A of the Code will be so specified in the Award agreement.

Under Section 162(m) of the Code, the Company is denied a deduction for annual compensation paid to “covered employees” in excess of one million dollars ($1,000,000), unless such compensation qualified as performance-based compensation. Generally, taxable compensation earned by “covered employees” (as defined in Section 162(m) of the Code) for Options or certain other applicable awards is intended to constitute qualified performance-based compensation. However, the Committee may determine, within its sole discretion, to grant Awards to such covered employees that do not qualify as performance-based compensation.

THE FOREGOING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO AWARDS GRANTED UNDER THE STOCK INCENTIVE PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE. MOREOVER, THIS SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUNCES OF THE AWARDS ARE COMPLEX AND DEPENDENT UPON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL GRANTEEES ARE ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR RESPECTING AWARDS.

The Board of Directors believes the Stock Incentive Plan is necessary to promote the interest of the Company and its stockholders by encouraging grantees to acquire or increase their equity interest in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors also contemplates that through the Stock Incentive Plan, the Company will be better able to compete for the services of the individuals needed for the continued growth and success of the Company.

The approval by the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the proposed amendments to the Stock Incentive Plan. As a result, abstentions will have the same effect as votes against this proposal. Because brokers do not have discretionary authority to vote on the adoption or approval of stock incentive plans, broker no votes will not affect the outcome of the vote on this proposal.

If Proposal 3 is not approved, the Company will be required to reevaluate its compensation policies. The Board believes strongly that the approval of this Proposal 3 is essential to the Company’s success. For the reasons stated above, stockholders are being asked to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER SUCH PLAN AND TO EXTEND THE TERM OF THE PLAN

PROPOSAL 4 —	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed and recommends the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm to conduct the audit of our financial statements for the year ending December 31, 2016. Grant Thornton LLP has acted as our independent registered public accounting firm since 2004. Representatives of Grant Thornton LLP are expected to attend our Annual Meeting, are expected to be available to respond to questions by stockholders and will have an opportunity to make a statement if they desire to do so, although it is not expected that a statement will be made.

Shareholder ratification of the appointment of Grant Thornton LLP is not required by the rules of the NYSE or the SEC or by our bylaws. If the stockholders fail to ratify the appointment of Grant Thornton LLP, the Audit

Committee will consider whether or not to retain that firm since stockholder ratification of the appointment is not required and the committee has the responsibility for appointment of our independent registered public accounting firm. Even if the stockholders ratify the appointment, the committee, in its discretion, may direct the appointment of a different independent firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Properly executed but unmarked proxies will be voted FOR approval of the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2016. The Board of Directors believes that ratifying the appointment of Grant Thornton LLP is in the best interest of the Company. The approval of the ratification of Grant Thornton LLP will require the affirmative vote of holders of a majority of votes cast on this matter in person or by proxy. Accordingly, abstentions applicable to shares present at the meeting will not be included in the tabulation of votes cast on this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF
GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2016

Audit and Audit-Related Fees

The following table sets forth the fees billed for services performed by Grant Thornton LLP for fiscal years 2015 and 2014:

	2015	2014
Audit Fees.	$440,578	$443,335
Audit-Related Fees	—	—
Tax Fees.	—	—
All Other Fees	—	—
	$440,578	$443,335

“Audit Fees” include fees for professional services rendered in connection with the audit of our financial statements and internal controls over financial reporting for the fiscal year as well as reviews of our interim financial statements included in our quarterly reports on Form 10-Q. The Audit Committee is authorized to delegate to one or more of its members the authority to pre-approve any defined audit and permitted non-audit services to be provided by the independent auditors, and related fees and other terms of engagement on these matters, provided that each pre-approval decision is presented to the full Audit Committee at its next scheduled meeting. In 2015 and 2014, 100% of the audit-related services were pre-approved under authority within certain limits granted by the committee to its chairman pursuant to these pre-approval procedures. Grant Thornton LLP has not provided any tax or other non-audit services to the Company.

Report of the Audit Committee

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report does not constitute “soliciting materials” and should not be deemed filed with or incorporated by reference into any other Company filings with the SEC under the Securities Act of 1933 or the Exchange Act or subject to the liabilities of Section 18 of the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

The Board of Directors has appointed an Audit Committee consisting of Messrs. Trier (Chairman), Brookner, Harris, Johnston and Pullins, all of whom are financially literate and independent (as that term is defined by the NYSE listing standards and SEC Rule 10A-3(b)). The Board of Directors has determined Messrs. Brookner, Pullins and Trier to be “audit committee financial experts” under the rules of the SEC.

Under the Sarbanes-Oxley Act, the Audit Committee is directly responsible for the selection, appointment, retention, compensation and oversight of the Company’s independent auditors, including the pre-approval of both audit and non-audit services (including fees and other terms), and the resolution of disagreements between management and the auditors regarding financial reporting, accounting, internal controls, auditing or other matters.

In carrying out its responsibilities, the Audit Committee: (i) makes such inquiries and reviews as are necessary to monitor the Company’s financial reporting, its external and internal audits and its processes for compliance with laws and regulations that govern financial reporting, (ii) monitors the adequacy and effectiveness of the accounting and financial controls of the Company and elicits recommendations for the improvement of internal control processes and systems, (iii) reviews the planning, scope and results of the annual audit of the Company’s financial statements conducted by the Company’s independent auditors, (iv) reviews the scope and approves in advance any other services to be provided by the Company’s independent auditors, and (v) provides to the Board of Directors the results of its reviews and any recommendations derived therefrom, including such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that may require Board attention.

The Audit Committee is authorized to engage independent counsel and other advisors it determines necessary to carry out its duties. The committee did not deem it necessary to engage independent counsel for any matters during 2015.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls, and for the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee monitors and reviews these processes, and reviews the Company’s periodic reports and quarterly earnings releases before they are filed with the SEC, but is not responsible for the preparation of the Company’s financial statements and reports.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The committee also met with the Company’s Chief Executive Officer and Chief Financial Officer to discuss their review of the Company’s disclosure controls and procedures and internal control over financial reporting in connection with the filing of the Annual Report on Form 10-K and other periodic reports with the SEC. However, members of the Audit Committee are not employees of the Company and have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements.

Prior to commencement of audit work, the Audit Committee reviewed and discussed with representatives of Grant Thornton LLP, the Company’s independent auditors for fiscal 2015, the overall scope and plans for their audit of the Company’s financial statements for fiscal 2015. The committee also reviewed and discussed with representatives of Grant Thornton LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s financial statements, any changes in accounting policies, sensitive accounting estimates, accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States of America, including the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee met with Grant Thornton LLP, with and without Company management present, to discuss whether any significant matters regarding internal control over financial reporting had come to the auditors’ attention during the conduct of the audit, and the overall quality of the Company’s financial reporting.

The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence and the Audit Committee has discussed with Grant Thornton LLP their independence. The Audit Committee considered, among other things, whether the services Grant Thornton LLP provided to the Company were compatible with maintaining Grant Thornton LLP’s independence. The Audit Committee also considered the amount of fees Grant Thornton LLP received for audit and non-audit services.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

The Audit Committee is governed by a written charter, adopted by the Board of Directors of the Company, which is included on our website at www.usph.com.

Respectfully submitted,

The Audit Committee
 Clayton K. Trier, Chairman
Mark J. Brookner
Dr. Bernard A. Harris
Marlin W. Johnston
Jerald L. Pullins

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS TO BE
PRESENTED AT THE 2017 ANNUAL MEETING OF STOCKHOLDERS

Any proposal intended to be presented by any stockholder for action at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) must be received by us on or before January 20, 2017 in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2017 Annual Meeting. If the date of the 2017 Annual Meeting is changed by more than 30 days from May 17, 2017, the deadline will be a reasonable time before we print and mail our proxy materials. However, we are not required to include in our proxy statement and form of proxy for the 2017 Annual Meeting any stockholder proposal, including shareholder nominations of persons for election to the Board of Directors that does not meet all of the requirements for inclusion established by the SEC in effect at the time the proposal is received. In order for any stockholder proposal that is not included in such proxy statement and form of proxy to be brought before the 2017 Annual Meeting, such proposal must be 500 words or less and received by our Secretary at our principal executive offices at 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042 by February 19, 2017. If a timely proposal is received, the Board may exercise any discretionary authority granted by the proxies to be solicited on behalf of the Board in connection with the 2017 Annual Meeting.

OTHER MATTERS

As of the date of this Proxy Statement, our Board of Directors does not know of any other matters to be presented for action by stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote the proxy as directed by a majority of the Board of Directors.

By Order of the Board of Directors,

Richard Binstein
Secretary

Houston, Texas
April 7, 2016

Appendix A

U.S. PHYSICAL THERAPY, INC.
2003 STOCK INCENTIVE PLAN
DECEMBER 15, 2003

(as amended and restated effective March 25, 2016)

U.S. PHYSICAL THERAPY, INC.

2003 STOCK INCENTIVE PLAN

ARTICLE I
INTRODUCTION

ARTICLE II
NONQUALIFIED STOCK OPTIONS

2.1	Grants	5
2.2	Calculation of Exercise Price	5
2.3	Terms and Conditions of Options	5
2.4	Amendment	6
2.5	Acceleration of Vesting	7
2.6	Other Provisions	7

ARTICLE III
INCENTIVE OPTIONS

ARTICLE IV
PURCHASED STOCK

4.1	Eligible Persons	8
4.2	Purchase Price	8
4.3	Payment of Purchase Price	8

ARTICLE V
BONUS STOCK

ARTICLE VI
STOCK APPRECIATION RIGHTS AND PHANTOM STOCK

6.1	Stock Appreciation Rights	8
6.2	Phantom Stock Awards	9

i

ARTICLE VII
RESTRICTED STOCK

7.1	Eligible Persons	9
7.2	Restricted Period and Vesting.	9

ARTICLE VIII
PERFORMANCE AWARDS

8.1	Performance Awards	10
8.2	Performance Goals	10

ARTICLE IX
OTHER STOCK OR PERFORMANCE BASED AWARDS

ARTICLE X
CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

ARTICLE XI
WITHHOLDING FOR TAXES

ARTICLE XII
MISCELLANEOUS

ii

ARTICLE I

INTRODUCTION

1.1   Purpose and Amendment and Restatement. The U.S. Physical Therapy, Inc. 2003 Stock Incentive Plan is hereby amended and restated in its entirety as provided herein (the “Plan”). This amendment and restatement is not intended to modify any outstanding Award in violation of Code Section 409A or other applicable requirement of the Code. This Plan is intended to promote the interests of U.S. Physical Therapy, Inc., a Nevada corporation, (the “Company”) and its stockholders by encouraging Employees, Consultants and Non-Employee Directors of the Company or its Parent and Subsidiaries (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the “Board”) also contemplates that through the Plan, the Company and its Parent and Subsidiaries will be better able to compete for the services of the individuals needed for the continued growth and success of the Company.

1.2   Shares Subject to the Plan. The aggregate number of shares of Common Stock, $.01 par value per share, of the Company (“Common Stock”) that may be issued under the Plan for Awards that are granted wholly or partially or by reference to Common Stock (including Options and Incentive Options that may be exercised for or settled in Common Stock) shall not exceed 2,100,000; of this amount 2,100,000 shares of Common Stock reserved under this Plan shall be available for any one of the types of Awards available under the Plan including Non-Qualified Options, Incentive Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock or Other Stock or Performance-Based Awards. Notwithstanding the above, however, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee (as defined below), whose determination shall be final and binding upon the Company and all other interested persons. In the event the number of shares to be delivered upon the exercise or payment of any Award granted under the Plan is reduced or not issued for any reason whatsoever or in the event any Award granted under the Plan can no longer under any circumstances be exercised or paid, including but not limited to, Awards that are terminated, forfeited, expired, settled in cash or withheld for taxes or withheld for the purchase price, the number of shares no longer subject to such Award shall thereupon be released from such Award and shall thereafter be available under the Plan for the grant of additional Awards. Shares issued pursuant to the Plan (i) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (ii) shall be fully paid and nonassessable.

During such period that the Company is a Publicly Held Corporation, the following rules shall apply to grants of Awards:

(a)   Subject to only the adjustment as provided in the second sentence of the first paragraph of this Section 1.2, the maximum aggregate number of shares of Common Stock (including, but not limited to, Non-Qualified Options, Incentive Options, Restricted Stock, or Other Stock-Based Awards paid out in shares of Common Stock) that may be granted in any calendar year pursuant to any Award held by any individual or Employee shall be one hundred thousand (100,000) shares.

(b)   The maximum aggregate cash payout (including Other Stock or Performance-Based Awards paid out in cash) with respect to Awards granted in any calendar year which may be made to any individual or Employee shall be One Million Dollars ($1,000,000).

(c)   With respect to any Option granted to an Employee that is canceled or repriced, the number of shares subject to such Option shall continue to count against the maximum number of shares of Common Stock that may be the subject of Options granted to such Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

(d)   The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with Performance-Based Compensation requirements.

1.3   Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Awards under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the

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Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

1.4   Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan at any time; provided, however, any amendment of the Plan which (a) except as provided in Section 1.2 or 12.10, increases the maximum number of shares of Common Stock which may be issued under the Plan pursuant to Section 1.2, (b) materially modifies the requirements as to eligibility for participation in the Plan, (c) materially increases benefits under the Plan, shall be subject to Company stockholder approval. In addition, except as otherwise provided herein, no such amendment will be made without the consent of the holder of an Award to terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect.

1.5   Granting of Awards to Participants. The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Consultants and Non-Employee Directors as may be selected by it on the terms and conditions hereinafter set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider any factors that it may deem relevant.

1.6   Term of Plan. The Plan as amended and restated herein shall be effective as of March 25, 2016 (“Effective Date”) subject to subsequent approval by stockholders of the Company on or before the 17th day of May, 2016 at the Company’s 2016 annual stockholders meeting and if the stockholders of the Company do not approve the Plan as amended and restated, any Awards granted after the Effective Date shall be null and void and the Plan as in effect prior to the Effective Date shall continue in accordance with its terms. The provisions of the Plan are applicable to all Awards granted on or after the Effective Date. If not sooner terminated under the provisions of Section 1.4, the Plan shall terminate upon, and no further Awards shall be made, after the tenth (10th) anniversary of the Effective Date.

1.7   Leave of Absence. If an employee is on military, sick leave or other bona fide leave of absence, such person shall be considered an “Employee” for purposes of an outstanding Award during the period of such leave provided it does not exceed 90 days, or, if longer, so long as the person’s right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days, the employment relationship shall be deemed to have terminated on the 91st day of such leave, unless the person’s right to reemployment is guaranteed by statute or contract.

1.8   Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 10% or more of the combined voting power, as determined by the Committee, (ii) any Parent of the Company, (iii) any “subsidiary corporation” of any such Parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.

“Agreement” means the written agreement entered into between the Company and the Participant setting forth the terms and conditions pursuant to which an Award is granted under the Plan.

“Awards” means, collectively, Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Performance Awards, Other Stock-Based Awards or Other Performance-Based Awards (payable in cash or Shares of stock) awarded to a Participant subject to this plan and the Agreement.

“Board” shall mean the Board of Directors of the Company.

“Bonus Stock” is defined in Article V below.

“Cause” for termination of any Participant who is a party to an agreement of employment with or renders services to the Company shall mean termination for “Cause” as such term is defined in such agreement, the relevant portions of which are incorporated herein by reference. If such agreement does not define “Cause” or if a Participant is not a party to such an agreement or if the Agreement does not provide otherwise, “Cause” means (i) the willful commission by a Participant of a criminal or other act that causes or is likely to cause substantial economic damage

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to the Company or an Affiliate or substantial injury to the business reputation of the Company or Affiliate; (ii) the commission by a Participant of an act of fraud in the performance of such Participant’s duties on behalf of the Company or an Affiliate; or (iii) the continuing willful failure of a Participant to perform the duties of such Participant to the Company or an Affiliate (other than such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Committee. For purposes of the Plan, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company or an Affiliate, as the case may be.

“Change of Control” shall be deemed to have occurred upon any of the following events:

(i)   any “person” (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, (C) or any Affiliate, (D) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or (E) an underwriter temporarily holding securities pursuant to an offering of such securities (a “Person”), becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the shares of voting stock of the Company then outstanding; provided, however, that an initial public offering of Common Stock shall not constitute a Change of Control;

(ii)   the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other company, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

(iii)   the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets, or the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company;

(iv)   individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

“Committee” means the compensation committee appointed by the Board to administer the Plan or, if none, the Board; provided however, that with respect to any Award granted which is intended to be Performance-Based Compensation, including Options, the Committee shall consist solely of two or more members who fulfill the “non-employee director” requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and the “outside directors” as described in Section 162(m)(4)(c)(i) of the Code and the regulations thereunder. In either case, the Committee may be the compensation committee of the Board or any subcommittee of the compensation committee of the Board, provided that the members of the Committee satisfy the requirements of the previous provisions of these paragraphs.

“Consultant” means an independent agent, consultant, attorney or any other individual who is not an “outside director” or Employee of the Company (or any Parent or Subsidiary) and who (i), in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is

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a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means an inability to perform the Participant’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Participant (or his guardian and the Company do not agree on a physician, the Participant and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be binding on all parties. Eligibility for the payment of disability benefits under any policy for long-term disability benefits provided to the Participant by the Company or a Parent or Subsidiary shall be deemed a disability of the Participant for the purposes of this Plan.

“Employee” means any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development and financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

“Employment” includes any period in which a Participant is an Employee or a paid Consultant to the Company or the Parent or a Subsidiary.

“Fair Market Value or FMV Per Share”. The Fair Market Value or FMV Per Share of the Common Stock shall be the closing price on the principal exchange or over-the-counter market on which such shares are trading, if any, or as reported on any composite index which includes such principal exchange, for the date of the determination, or if no trade of the Common Stock shall have been reported for such date, the closing sales price quoted on such exchange for the most recent trade prior to the determination date. If shares of the Common Stock are not listed or admitted to trading on any exchange, over-the-counter market or any similar organization as of the determination date, the FMV Per Share shall be determined by the Committee in good faith using any fair and reasonable means in its discretion, and if applicable in accordance with Code Section 409A, and shall be final and binding.

“Incentive Option” means any option that satisfies the requirements of Code Section 422 and is granted pursuant to Article III of the Plan.

“Insider” shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

“Non-Employee Director” means persons who are members of the Board but who are neither Employees nor Consultants of the Company or any Parent or Subsidiary.

“Non-Qualified Option” shall mean an option not intended to satisfy the requirements of Code Section 422 and which is granted pursuant to Article II of the Plan.

“Option” means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Stock Option, or both, as applicable.

“Option Expiration Date” means the date determined by Committee which shall not be more than ten years after the date of grant of an Option.

“Optionee” means a Participant who has received or will receive an Option.

“Other Performance-Based Award” means an award granted pursuant to Article IX, which is performance-based and payable in cash or Shares of stock.

“Other Stock-Based Award” means an award granted pursuant to Article IX of the Plan that is not otherwise specifically provided for, the value of which is based in whole or in part upon the value of a share of Common Stock.

“Outstanding Company Common Stock” means, as of any date of determination, the then outstanding shares of Common Stock of the Company.

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“Outstanding Company Voting Securities” means, as of any date of determination, the combined voting power of the then outstanding voting securities of the Company entitled to vote generally on the election of the Board of Directors of the Company.

“Parent” means any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Section 424(e) of the Code.

“Participant” means any Non-Employee Director, Employee or Consultant granted an Award under the Plan.

“Performance Award” means an Award granted pursuant to Article VIII of the Plan, which, if earned, shall be payable in shares of Common Stock, cash or any combination thereof as determined by the Committee.

“Performance-Based Compensation” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code sec. 162(m) and Treasury Regulation sec. 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

“Publicly Held Corporation” means a corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

“Purchased Stock” means a right to purchase Common Stock granted pursuant to Article IV of the Plan.

“Phantom Shares” means an Award of the right to receive shares of Common Stock issued at the end of a Restricted Period which is granted pursuant to Article VI of the Plan.

“Reload Option” means replacement Options that permit the Optionee to purchase an additional number of shares of Common Stock equal to the number of previously owned shares surrendered by the Optionee to pay for all or a portion of an Option price upon exercise of his Options.

“Restricted Period” shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

“Restricted Stock” shall mean any share of Common Stock, prior to the lapse of restrictions -hereon, granted under Article VII of the Plan.

“Stock Appreciation Rights” or “SAR” means an Award granted pursuant to Article VI of the Plan.

“Subsidiary” means any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

ARTICLE II

NONQUALIFIED STOCK OPTIONS

2.1   Grants. The Committee may grant Options to purchase the Common Stock to any Employee, Consultant or Non-Employee Director according to the terms set forth below.

2.2   Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Option granted under this Article II shall not be less than the FMV Per Share on the date of grant of such Option. The exercise price for each Option granted under Article II shall be specified in the Agreement as determined by the Committee but shall be subject to adjustment as provided in Section 2.3(g).

2.3   Terms and Conditions of Options.

(a)   Written Agreement. Each grant of an Option shall be evidenced by a written Agreement. Among its other provisions, each Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Optionee’s Agreement and need not be uniform among all Options granted pursuant to the Plan.

(b)   Number of Shares. Each Option shall specify the number of shares of Common Stock to which it pertains.

(c)   Option Period and Conditions and Limitations on Exercise. No Option shall be exercisable later than the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each Option shall be exercisable at such time or times as the Committee in its discretion may determine at the time such Option is granted.

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(d)   Manner of Exercise. In order to exercise an Option, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding taxes. The payment of the exercise price for each Option shall either be (i) in cash or by check payable and acceptable to the Company, (ii) with the consent of the Committee, by tendering to the Company shares of Common Stock owned by the person for more than six months having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iii) subject to such instructions as the Committee may specify, at the person’s written request the Company may deliver certificates for the shares of Common Stock for which the Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person’s behalf the full amount of the exercise price from the proceeds of such sale. In the event that the person elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

(e)   Alternative Payment for Stock. The Committee in its sole discretion may permit a Participant to pay the exercise price or satisfy withholding taxes, in whole or in part, with shares of Common Stock with respect to which the Option is being exercised. If payment is to be made in such manner, then the Participant shall deliver to the Company a notice of exercise as to the number of shares of Common Stock to be issued to Participant as well as the number of shares of Common Stock to be retained by the Company in payment. In such case, the notice of exercise shall include (A) a statement (i) directing the Company to retain the number of shares from the exercise of the Options the Fair Market Value (as of the date of delivery of such notice) of which is equal to the portion of the exercise price and/or withholding with respect to which the Participant intends to make payment, and (ii) confirming the aggregate number of shares to be delivered to the Participant; and (B) such additional payment in cash pursuant to the provision of clause (d) or shares pursuant to the provisions of the first paragraph of this clause (c) as shall be necessary, when added to the consideration paid with shares subject to the Option, to pay the exercise price in full for all such shares. If the Company is required to withhold on account of any federal, state or local tax imposed as a result of an exercise of an Option with previously issued stock or by retention of optioned shares under this Section, the Common Stock surrendered or retained shall include an additional number of shares whose Fair Market Value equals the amount thus required to be withheld at the applicable minimum statutory rate.

(f)   Options not Transferable. Except as provided below, no Non-qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order and, during the lifetime of the Participant to whom any such Option is granted, and it shall be exercisable only by the Participant (or his guardian). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Option with respect to the shares involved in such attempt. With respect to a specific Non-qualified Option, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Option to one or more immediate family members or related family trusts or partnerships or similar entities.

(g)   Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such Option under any securities exchange or tinder any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

(h)   Reload Options. No Reload Options will be granted with respect to any Non-Qualified Option.

2.4   Amendment. The Committee may, with the consent of the person or persons entitled to exercise any outstanding Option, amend or cancel such Option. The Committee may at any time or from time to time, in its discretion, in the case of any Option which is not then immediately exercisable in full, accelerate the time or times

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at which such Option may be exercised to any earlier time or times. Except for either adjustments pursuant to Sections 12.10 or 1.2 of the Plan (relating to the adjustments to Shares), the purchase price for any outstanding Option or Stock Appreciation Right may not be decreased after the date of grant (there shall be no repricing of Options or Stock Appreciation Rights). Furthermore, notwithstanding anything in the Plan to the contrary, except for adjustments pursuant to Section 1.2 and 12.10 and except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

2.5   Acceleration of Vesting. If a Participant’s Agreement so specifies, any Option granted hereunder which is not otherwise vested shall, as stated in said Participant’s Agreement, become 100% vested upon (i) termination of an Employee’s or Consultant’s Employment or removal of a Non-Employee Director without Cause; (ii) termination, removal or resignation of an Employee, Consultant or Non-Employee Director from Employment for any reason within one (1) year from the effective date of the Change of Control; or (iii) death or Disability of the Participant.

2.6   Other Provisions.

(a)   The person or persons entitled to exercise, or who have exercised, an Option shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such Option until he shall have become the holder of record of such shares.

(b)   No Option granted hereunder shall be construed as limiting any right which the Company or any Parent or Subsidiary may have to terminate at any time, with or without Cause or otherwise, the Employment of any person to whom such Option has been granted.

(c)   Notwithstanding any provision of the Plan or the terms of any Option, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

(d)   Unless the Agreement provides otherwise, no Option shall be exercisable more than six (6) months after the Optionee ceases Employment for any reason other than death or Disability, or more than one (1) year after the Optionee ceases Employment due to death or Disability.

ARTICLE III

INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Article III, all the provisions of Article II shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options shall NOT be subject to the terms of this Section III.

3.1   Eligibility. Incentive Options may only be granted to Employees.

3.2   Exercise Price. The exercise price per Share shall not be less than one hundred percent (100%) of the FMV Per Share on the option grant date.

3.3   Dollar Limitation. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate FMV (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Non-Qualified Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Non-Qualified Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Agreement, shall remain unchanged.

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3.4   10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the FMV Per Share on the option grant date and the option term shall not exceed five (5) years measured from the option grant date.

3.5   Options Not Transferable. No Incentive Option granted hereunder shall be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the Optionee’s lifetime only by such Optionee.

3.6   Reload Options. No Reload Options shall be granted with respect to any Incentive Options.

3.7   Compliance with 422. All Options that are intended to be Incentive Stock Options shall be designated as such in the Option grant and in all respects shall be issued in compliance with Code Section 422.

3.8   Limitations on Exercise. No Incentive Option shall be exercisable more than ninety (90) days months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

ARTICLE IV

PURCHASED STOCK

4.1   Eligible Persons. The Committee shall have the authority to sell shares of Common Stock to such Employees, Consultants and Non-Employee Directors of the Company or its Parent or Subsidiaries as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Article IV. Each issuance of Common Stock under this Plan shall be evidenced by an agreement, which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Committee may approve for the particular sale transaction.

4.2   Purchase Price. The price per share of Common Stock to be purchased by a Participant under this Plan shall be the FMV Per Share at the time of purchase.

4.3   Payment of Purchase Price. Payment of the purchase price of Purchased Stock under this Plan shall be made in full in cash.

ARTICLE V

BONUS STOCK

The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to Employees, Consultants or Non-Employee Directors. Bonus Stock shall be shares of Common Stock that are not subject to a Restricted Period under Article VII.

ARTICLE VI

STOCK APPRECIATION RIGHTS AND PHANTOM STOCK

6.1   Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Employees, Consultants or Non-Employee Directors on the following terms and conditions.

(a)   Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the FMV Per Share on the day of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The SAR shall be granted with an exercise price equal to FMV per Share on the date of grant.

(b)   Rights Related to Options. A Stock Appreciation Right granted in connection with an Option shall entitle a Participant, upon exercise thereof, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 6.1(a) hereof. That Option shall then cease to be exercisable to the extent surrendered. A Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable (other than by will or the laws of descent and distribution) except to the extent that the related Option is transferable.

(c)   Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right.

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(d)   Terms. The Committee shall determine at the date of grant the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right as provided in the Award Agreement.

6.2   Phantom Stock Awards. The Committee is authorized to grant Phantom Stock Awards to Participants, which are rights to receive cash equal to the Fair Market Value of specified number of shares of Common Stock at the end of a specified deferral period, subject to the following terms and conditions:

(a)   Award and Restrictions. Satisfaction of a Phantom Stock Award shall occur upon expiration of the deferral period specified for such Phantom Stock Award Agreement by the Committee or, if permitted by the Committee, as elected by the Participant. In addition, Phantom Stock Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine in the Award Agreement.

(b)   Forfeiture. Except as otherwise determined by the Committee or as may be set forth in any Award, employment or other agreement pertaining to a Phantom Stock Award, upon termination of Employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Phantom Stock Awards that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock Awards.

(c)   Performance Goals. To the extent the Committee determines that any Award granted pursuant to this Article VI shall constitute Performance-Based Compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall, in the Committee’s discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with Section 8.2.

ARTICLE VII

RESTRICTED STOCK

7.1   Eligible Persons. All Employees, Consultants and Non-Employee Directors shall, subject to the direction of the Committee, be eligible for grants of Restricted Stock.

7.2   Restricted Period and Vesting.

(a)   The Restricted Stock shall be subject to such restrictions on transfer by the Participant and repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to the lapse of such restrictions the Participant shall not be permitted to transfer such shares. The Company shall have the right to repurchase or recover such shares for the amount of cash paid therefor, if any, if (i) the Participant shall terminate Employment from or services to the Company prior to the lapse of such restrictions, subject to section 7.2(b) below; or (ii) the Restricted Stock is forfeited by the Participant pursuant to the terms of the Award.

(b)   Notwithstanding the foregoing, unless the Award specifically provides otherwise, all Restricted Stock not otherwise vested shall vest upon (i) termination of an Employee or Consultant or removal of a Non-Employee Director without Cause; (ii) termination, resignation or removal of an Employee, Consultant or Non-Employee Director for any reason within one (1) year from the effective date of a Change of Control; or (iii) death or Disability of the Participant.

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(c)   Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left in deposit with the Company and a stock power endorsed in blank. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the U.S. Physical Therapy, Inc. 2003 Incentive Plan and an Award Agreement entered into between the registered owner of such shares and U.S. Physical Therapy, Inc. A copy of the Plan and the Award Agreement are on file in the corporate offices of U.S. Physical Therapy, Inc.

ARTICLE VIII

PERFORMANCE AWARDS

8.1   Performance Awards. The Committee may grant Performance Awards based on performance criteria measured over a period of not less than one year and not more than five years as determined by the Committee in its sole discretion (“Performance Period”). Each grant of a Performance Award shall be evidenced by an Agreement in such amount and terms as determined by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions except as limited under Section 8.2 in the case of a Performance Award intended to be Performance-Based Compensation under Code Section 162(m).

8.2   Performance Goals. The grant and/or settlement of a Performance Award shall be contingent upon terms set forth in this Section 8.2.

(a)   General. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. In the case of any Award intended to be Performance-Based Compensation, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee are such that the achievement of performance goals is “substantially uncertain” at the time of grant. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant arid/or settlement of such Performance Awards. Performance goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

(b)   Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards granted to a Participant: (i) earnings per share; (ii) increase in revenues; (iii) increase in cash flow; (iv) increase in cash flow return; (v) return on net assets; (vi) return on assets; (vii) return on investment; (viii) return on equity; (ix) economic value added; (x) gross margin; (xi) net income; (xii) pretax earnings; (xiii) pretax earnings before interest, depreciation and amortization; (xiv) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xv) operating income; (xvi) total stockholder return; (xvii) debt reduction; (xviii) the price of a Share of Common Stock; and (xix) any of the above goals determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.

(c)   Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period of not less than one year and not more

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than five years, as specified by the Committee. Performance goals in the case of any Award granted to a Participant shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for Performance-Based Compensation under Section 162(m) of the Code.

(d)   Settlement of Performance Awards; Other Terms. After the end of each Performance Period, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over a Performance Period. No Performance Award shall be payable unless the pre-established performance goals have been achieved. The Committee may not exercise discretion to increase any such amount payable in respect of a Performance Award designed to comply with Section 162(m) of the Code. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

(e)   Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award, and the achievement of performance goals relating to Performance Awards and any other terms material to the Performance Award shall be made in writing in the case of any Award granted to a Participant. The Committee may not delegate any responsibility relating to such Performance Awards.

(f)   Status of Performance Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards intended to be Performance-Based Compensation shall, if so designated by the Committee, constitute Performance-Based Compensation within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, the terms of this Section 8.2 shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

ARTICLE IX

OTHER STOCK OR PERFORMANCE BASED AWARDS

The Committee is hereby authorized to grant to Employees, Non-Employee Directors and Consultants of the Company or its Parent or Subsidiaries, Other Stock or Performance-Based Awards, which shall consist of a right which (i) is not an Award described in any other Article and (ii) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock) or (iii) is payable in cash as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Award. A Performance-Based Award under this Article shall meet the requirements of Article 8.

ARTICLE X

CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

10.1   General. Awards may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of Employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have a discretion to accelerate or waive any term or condition of an Award that is intended to qualify as Performance-Based Compensation for purposes of Section 162(m) of the Code if such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Nevada General Corporation Law, no consideration other than services may be required for the grant of any Award.

10.2   Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange

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for, any other Award or any award granted under another plan of the Company, any Parent or Subsidiary, or any business entity to be acquired by the Company or Parent or Subsidiaries, or any other right of a Participant to receive payment from the Company or any Parent or Subsidiary. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Parent or Subsidiary.

10.3   Term of Awards. The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock or Restricted Stock shall be for such period as may be determined by the Committee; provided that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

10.4   Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events. In the discretion of the Committee, Awards granted pursuant to Article VI or VIII of the Plan may be payable in shares to the extent permitted by the terms of the applicable Award agreement. Installment or deferred payments may be required by the Committee (subject to Section 1.4 of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of amounts in respect of installment or deferred payments denominated in shares. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. The Plan shall not constitute any “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

10.5   Vested and Unvested Awards. After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of (i) Restricted Stock, a certificate, without the legend set forth in Section 7.2(a), for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Employee, (ii) Phantom Stock, to the extent not paid in cash, a certificate for the number of shares equal to the number of shares of Phantom Stock earned, and (iii) Stock Appreciation Rights or Performance Awards, cash and/or a certificate for the number of shares equal in value to the number of Stock Appreciation Rights or amount of Performance Awards vested shall be delivered to the person. Upon termination, resignation or removal of a Participant under circumstances that do not cause such Participant to become fully vested, any remaining unvested Options, shares of Restricted Stock, Phantom Stock, Stock Appreciation Rights or Performance Awards, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

10.6   Requirements of Law. The granting of Awards and the issuance of shares of Common Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

10.7   Rule 16b-3 Securities Law Compliance and Compliance with Company Policies. WITH RESPECT TO INSIDERS TO THE EXTENT APPLICABLE, TRANSACTIONS UNDER THE PLAN ARE INTENDED TO COMPLY WITH ALL APPLICABLE CONDITIONS OF RULE 16B-3 UNDER THE 1934 ACT. WITH RESPECT TO ALL PARTICIPANTS, TRANSACTIONS UNDER THE PLAN ARE INTENDED TO COMPLY WITH SECURITIES REGULATION BTR AND THE COMPANY’S INSIDER TRADING POLICIES AS REVISED

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FROM TIME TO TIME OR SUCH OTHER SIMILAR COMPANY POLICIES, INCLUDING BUT NOT LIMITED 7O, POLICIES RELATING TO BLACK OUT PERIODS. ANY AMBIGUITIES OR INCONSISTENCIES IN THE CONSTRUCTION OF AN AWARD OR THE PLAN SHALL BE INTERPRETED TO GIVE EFFECT TO SUCH INTENTION. HOWEVER, TO THE EXTENT ANY PROVISION OF THE PLAN OR AGREEMENT OR ACTION BY THE COMMITTEE FAILS TO SO COMPLY, IT SHALL BE DEEMED NULL AND VOID TO THE EXTENT PERMITTED BY LAW AND DEEMED ADVISABLE BY THE COMMITTEE IN ITS DISCRETION.

10.8   Disqualification and Forfeiture. Notwithstanding anything herein to the contrary, any Awards hereunder shall terminate and be forfeited if the Participant fails to consent to and authorize the disclosure of the information for the determination of Disability or Cause including any information that is protected health information under the Health Insurance Portability and Accountability Act of 1996.

ARTICLE XI

WITHHOLDING FOR TAXES

Any issuance of Common Stock pursuant to the exercise of an Option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

ARTICLE XII

MISCELLANEOUS

12.1   No Rights to Awards. No Participant or other person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

12.2   No Right to Employment or Continued Services. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or services of the Company or any Parent or Subsidiary. Further, no grant of any Award shall be construed as limiting any right which the Company or any Parent or Subsidiary may have to terminate at any time, with or without Cause, the Employment or services of any Participant to whom such Award has been granted.

12.3   Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law arid the laws of the State of Nevada, without regard to any principles of conflicts of law.

12.4   Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

12.5   Shareholder Agreements. The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders’ agreement in such form as approved from time to time by the Board.

12.6   Indemnification of Committee. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan (including such indemnification for a person’s own, sole, concurrent or joint negligence or strict liability), except for any such act or omission constituting willful misconduct or gross negligence. Such person shall

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be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.7   Designation of Beneficiary by Participant. EACH PARTICIPANT MAY, FROM TIME TO TIME, NAME ANY BENEFICIARY OR BENEFICIARIES (WHO MAY BE NAMED CONTINGENTLY OR SUCCESSIVELY) TO WHOM ANY BENEFIT UNDER THE PLAN IS TO BE PAID IN CASE OF HIS DEATH BEFORE HE RECEIVES ANY OR ALL OF SUCH BENEFIT. EACH SUCH DESIGNATION SHALL REVOKE ALL PRIOR DESIGNATIONS BY THE SAME PARTICIPANT, SHALL BE IN A FORM PRESCRIBED BY THE COMMITTEE, AND WILL BE EFFECTIVE ONLY WHEN FILED BY THE PARTICIPANT IN WRITING WITH THE COMMITTEE DURING THE PARTICIPANT’S LIFETIME. IN THE ABSENCE OF ANY SUCH DESIGNATION, BENEFITS REMAINING UNPAID AT THE PARTICIPANT’S DEATH SHALL BE PAID TO THE PARTICIPANT’S ESTATE.

12.8   Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

12.9   Gender, Tense and Headings. Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

12.10   Recapitalization or Reorganization.

(a)   No Effect on Right or Power. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or any Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b)   Subdivision or Consolidation of Shares; Stock Dividends. If, and whenever, prior to the expiration of an Award previously granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a dividend on Common Stock which is paid in the form of Company stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, shall be adjusted as follows: (i) in the event of an increase in the number of outstanding shares, the number shares of Common Stock subject to the Award shall be proportionately increased, and the purchase price per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding shares, the number shares of Common Stock subject to the Award shall be proportionately reduced, and the purchase price per share shall be proportionately increased, other than in the event of a Company-directed share repurchase program. Any fractional share resulting from such adjustment shall be rounded up to the next whole share. Such proportionate adjustments will be made for purposes of making sure that to the extent possible, the fair value of the Awards after the subdivision, consolidation or dividend is equal to the fair value before the change and shall be made in accordance with Code Section 409A, if applicable.

(c)   Change of Control. Subject to any accelerated vesting provisions in any Agreement or provided herein, upon a Change in Control, the Committee, acting in its sole discretion without the consent or approval of any Participant, may effect one or more of the following alternatives, which alternatives may vary among individual Participants and which may vary among Awards held by any individual Participant: (i) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options, stock-settled Phantom Stock, stock-settled Stock Appreciation Rights or other Shares of Stock settled Awards held by such Participants as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Awards and the Company shall pay (or cause to be paid) to each such Participant an amount

14

of cash (or fair cash equivalent if a portion of the consideration is other than cash) per share equal to the excess, if any, of the amount of the Change in Control value (as determined by the Committee) of the shares subject to such Awards over the exercise price(s), if any, under such Awards for such shares, or (ii) provide that the number and class of shares of Common Stock covered by such Awards shall be adjusted (in accordance with Code Section 409A or Code Section 424, if applicable) so that such Awards shall thereafter cover securities of the surviving or acquiring corporation or other property (including, without limitation, cash) as determined by the Committee in its sole discretion.

(d)   Other Changes in the Common Stock. In the event of changes in the outstanding Common Stock by reason of recapitalization, reorganization, merger, consolidation, combination, stock split, stock dividend, spin-off, exchange or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of the grant of any Award and not otherwise provided for by this Section 12.10, which would have the effect of diluting or enlarging the rights of Participants, such Award and any notice evidencing such Award shall be subject to equitable or proportionate adjustment by the Committee at its sole discretion as to the number and price of shares of Common Stock or other consideration subject to such Award, subject to the requirements of Code Sections 409A and 424, if applicable.

12.11   Miscellaneous.

(a)   No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

(b)   The expenses of the Plan shall be borne by the Company.

(c)   By accepting any Incentive Award, each Participant and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

12.12   No Guarantee of Tax Consequences. Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

12.13   Code Section. To the extent that any Award is deferred compensation subject to Code Section 409A, as determined by the Committee, the Award Agreement shall comply with the requirements of Code Section 409A in a manner as determined by the Committee in its sole discretion including, but not limited to, using the more restrictive definition of Change in Control as provided in Code Section 409A to the extent that it is more restrictive than as defined in the Plan, using the more restrictive definition of disability or disabled as provided in Code Section 409A and specifying a time and form of payment schedule. In addition, if any Incentive Award constitutes deferred compensation under Section 409A of the Code (a “Section 409A Plan”), then the Incentive Award and Participant shall be subject to the following requirements, if and to the extent required to comply with Code Section 409A, and as determined by the Committee and specified in the Award Agreement:

(a)   Payments under the Section 409A Plan may not be made earlier than (i) the Participant’s separation from service, (ii) the date the Participant becomes disabled, (iii) the Participant’s death, (iv) a specified time (or pursuant to a fixed schedule) specified in the Award Agreement at the date of the deferral of such compensation, (v) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (vi) the occurrence of an unforeseeable emergency;

(b)   The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(c)   Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(d)   In the case of any Participant who is specified employee, a distribution on account of a separation from service may not be made before the date which is six months after the date of the Participant’s separation from service (or, if earlier, the date of the Participant’s death).

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For purposes of the foregoing, the terms “separation from service” and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award as determined by the Committee.

If an Incentive Award is subject to Code Section 409A, as determined by the Committee, the Committee may amend any Award to comply with Code Section 409A without a Participant’s consent even if such amendment would have an adverse affect on a Participant’s Award. With respect to an Award that is subject to Code Section 409A, the Board may amend the Plan as it deems necessary to comply with Section 409A and no Participant consent shall be required even if such an amendment would have an adverse effect on a Participant’s Award.

IN WITNESS WHEREOF, U.S. Physical Therapy, Inc. has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, subject to shareholder approval at the 2016 Annual Meeting of Stockholders.

U.S. PHYSICAL THERAPY, INC.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

U.S. PHYSICAL THERAPY, INC.

2016 Annual Meeting of Stockholders

MAY 17, 2016
9:00 A.M. Central time

This Proto Proxy is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

1. Election of Directors

FOR all nominees listed (except as marked to the contrary below) ☐

WITHOUT AUTHORITY to vote for all nominees listed ☐

5. As determined by a majority of our Board of Directors, the proxies are authorized to vote upon other business as may properly come before the meeting or any adjournments.

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES (Print Name in Space Provided)

____

____

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________ **Signature**____________________ **Date**__________, **2016.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

The Proxy Statement and our 2015 Annual Report to Stockholders are available at http://www.cstproxy.com/usph/2016

USPh

U.S. PhYSICAL THERAPY, INC.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY **PROXY**

U.S. PHYSICAL THERAPY, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

MAY 17, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I, the undersigned stockholder of U.S. Physical Therapy, Inc. (the "Company"), hereby appoint Christopher J. Reading and Lawrance W. McAfee, and each of them, with full power of substitution, as my true and lawful attorneys, agents and proxies to cast all votes with respect to the Company's common stock, which I am entitled to cast at the 2016 Annual Meeting of Stockholders to be held on Tuesday, May 17, 2016, at 9:00 a.m. (CT), at the Company's offices at 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042, and at any adjournments or postponements of such meetings, upon the following matters.

The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and the 2015 Annual Report on Form 10-K, and hereby revokes any proxy or proxies heretofore given with respect to such shares of the Company's common stock. This proxy may be revoked at any time before its exercise.

(continued and to be signed, and dated on reverse side)